United States

Securities and Exchange Commission

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

DERMATA THERAPEUTICS, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

DERMATA THERAPEUTICS, INC.

3525 Del Mar Heights Rd., #322

San Diego, CA 92130

June 1, 2022

To Our Stockholders:

You are cordially invited to attend the 2022 Annual Meeting of stockholders of Dermata Therapeutics, Inc. to be held at 9:00 a.m. Pacific Time on Monday, July 11, 2022.

The Annual Meeting will be held in a virtual meeting format at https://agm.issuerdirect.com/drma. You will not be able to attend the Annual Meeting in person.

Details regarding the virtual meeting, the business to be conducted at the virtual meeting, and information about Dermata Therapeutics, Inc. that you should consider when you vote your shares are described in the accompanying proxy statement.

At the Annual Meeting, two persons will be nominated for election to our Board of Directors. In addition, we will ask stockholders to ratify the appointment of Mayer Hoffman McCann P.C. as our independent registered public accounting firm for our fiscal year ending December 31, 2022 and approve an increase in our authorized shares of common stock. The Board of Directors recommends the approval of each of these proposals. Such other business will be transacted as may properly come before the Annual Meeting.

Under Securities and Exchange Commission rules that allow companies to furnish proxy materials to stockholders over the Internet, we have elected to deliver our proxy materials to our stockholders over the Internet. This delivery process allows us to provide stockholders with the information they need, while at the same time conserving natural resources and lowering the cost of delivery. On or about June 1, 2022, we intend to begin sending to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy statement for our Annual Meeting of stockholders and our 2021 Annual Report on Form 10-K. The Notice also provides instructions on how to vote online and how to receive a paper copy of the proxy materials by mail.

We hope you will be able to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, it is important that you cast your vote. You may vote over the Internet, by telephone, or by mail. When you have finished reading the proxy statement, you are urged to vote in accordance with the instructions set forth in the proxy statement. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend.

Thank you for your continued support of Dermata Therapeutics, Inc. We look forward to seeing you during the webcast of the Annual Meeting.

Sincerely,

/s/ Gerald Proehl
Gerald Proehl
Chief Executive Officer, Chairman

DERMATA THERAPEUTICS, INC.

3525 Del Mar Heights Rd., #322

San Diego, CA 92130

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on July 11, 2022

To the Stockholders of

Dermata Therapeutics, Inc.

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of Dermata Therapeutics, Inc. (the “Company”) will be held on July 11, 2022, at 9:00 a.m. Pacific Time. The Annual Meeting will be held in a virtual meeting format at https://agm.issuerdirect.com/drma. You will not be able to attend the Annual Meeting in person.

At the Annual Meeting, stockholders will act on the following matters:

•	To elect two director nominees to serve as directors until the 2025 annual meeting of stockholders;
•	To ratify the appointment of Mayer Hoffman McCann P.C. as our independent registered public accounting firm for the year ending December 31, 2022;
•	To approve an amendment to our Amended and Restated Certificate of Incorporation, to increase the Company’s authorized shares of common stock from 90,000,000 to 250,000,000; and
•	To consider any other matters that may properly come before the Annual Meeting.

Only stockholders of record at the close of business on May 12, 2022 are entitled to receive notice of and to vote at the Annual Meeting or any postponement or adjournment thereof.

To participate in the Annual Meeting virtually via the Internet, please visit https://agm.issuerdirect.com/drma. In order to attend, you must register in advance at https://agm.issuerdirect.com/drma prior to the Annual Meeting. Registration for the Annual Meeting will begin 15 minutes prior to the start of the Annual Meeting. Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you access to the meeting and to submit questions in advance of the meeting. You will not be able to attend the Annual Meeting in person.

All stockholders are cordially invited to attend the Annual Meeting. Your vote is important. Whether or not you plan to attend the Annual Meeting, we urge you to vote by following the instructions in the Notice of Internet Availability of Proxy Materials that you previously received and to submit your proxy over the Internet or by mail in order to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the meeting.

IMPORTANT NOTICE OF AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 11, 2022

Our proxy materials including our Proxy Statement for the Annual Meeting, our Annual Report for the fiscal year ended December 31, 2021, and proxy card are available on the Internet at www.iproxydirect.com/DRMA. Under Securities and Exchange Commission rules, we are providing access to our proxy materials by notifying you of the availability of our proxy materials on the Internet.

By Order of the Board of Directors

/s/ Gerald T. Proehl
Gerald T. Proehl
Chief Executive Officer
June 1, 2022
San Diego, CA

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DERMATA THERAPEUTICS, INC.

3525 DEL MAR HEIGHTS RD., #322

SAN DIEGO, CA 92130

2022 PROXY STATEMENT

This proxy statement contains information related to the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on July 11, 2022 at 9:00 a.m. Pacific Time, or at such other time and place to which the Annual Meeting may be adjourned or postponed. This year’s meeting will be a virtual meeting via live webcast on the Internet. You will be able to attend our Annual Meeting, vote and submit your questions in advance of the meeting by visiting https://agm.issuerdirect.com/drma. You will not be able to attend the Annual Meeting in person.

The enclosed proxy is solicited by the Board of Directors (the “Board”) of Dermata Therapeutics, Inc. (the “Company”). The proxy materials relating to the Annual Meeting are being mailed to stockholders entitled to vote at the meeting on or about June 1, 2022. A list of record holders of the Company’s common stock entitled to vote at the Annual Meeting will be available for examination by any stockholder, for any purpose germane to the Annual Meeting, at the offices of Lowenstein Sandler LLP located at 1251 6th Avenue, 17th Floor, New York, NY 10020, during normal business hours for ten days prior to the Annual Meeting (the “Stockholder List”) and available during the Annual Meeting for examination by the stockholders during the Annual Meeting at https://agm.issuerdirect.com/drma.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Why are we calling this Annual Meeting?

Our Board of Directors is soliciting your proxy to vote at the Annual Meeting of stockholders to be held virtually via live webcast on Monday, July 11, 2022, at 9:00 a.m. Pacific Time and any adjournments or postponements of the meeting. We refer to this meeting as the “Annual Meeting.” This proxy statement summarizes the purposes of the meeting and the information you need to know to vote at the Annual Meeting.

We have made available to you on the Internet or have sent you this proxy statement, the proxy card and a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, because you owned shares of our common stock on the record date.

We are calling the Annual Meeting to seek the approval of our stockholders:

•	To elect two director nominees to serve as directors until the 2025 annual meeting of stockholders;
•	To ratify the appointment of Mayer Hoffman McCann P.C. as our independent registered public accounting firm for the year ending December 31, 2022;
•	To approve an amendment to our Amended and Restated Certificate of Incorporation to increase the Company’s authorized shares of common stock from 90,000,000 to 250,000,000; and
•	To consider any other matters that may properly come before the Annual Meeting.

What are the Board’s recommendations?

Our Board believes that the election of the director nominees identified herein, the appointment of Mayer Hoffman McCann P.C. as our independent registered public accounting firm for the year ending December 31, 2022 and the amendment to our amended and restated certificate of incorporation (the “Amended and Restated Certificate of Incorporation”) to increase the Company’s authorized shares of common stock from 90,000,000 to 250,000,000 are advisable and in the best interests of the Company and its stockholders and recommends that you vote FOR each of the director nominees and FOR Proposals 2 and 3. If you are a stockholder of record and you return a properly executed proxy card or vote by proxy over the Internet but do not mark the boxes showing how you wish to vote, your shares will be voted in accordance with the recommendations of the Board, as set forth above. With respect to any other matter that properly comes before our Annual Meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, at their own discretion.

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Why is the Company Holding a Virtual Annual Meeting?

This year’s Annual Meeting will be held in a virtual meeting format only. The virtual format also provides the opportunity for participation by a broader group of our stockholders, while reducing costs associated with planning, holding and arranging logistics for in-person meeting proceedings. Hosting a virtual meeting enables increased stockholder attendance and participation because stockholders can participate equally from any location around the world, at little to no cost. Hosting a virtual meeting also reduces the environmental impact of our Annual Meeting. You will be able to attend the Annual Meeting online and submit your questions in advance of the meeting by visiting https://agm.issuerdirect.com/drma. You also will be able to vote your shares electronically at the Annual Meeting by following the instructions above.

Why did I receive a notice in the mail regarding the Internet availability of the proxy materials instead of a paper copy of the proxy materials?

In accordance with rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to furnish to our stockholders this Proxy Statement and our 2021 Annual Report by providing access to these documents on the Internet rather than mailing printed copies. Accordingly, a Notice of Internet Availability of Proxy Materials (the “Notice”) is being mailed to our stockholders of record and beneficial owners which will direct stockholders to a website where they can access our proxy materials and view instructions on how to vote online or by telephone. If you would prefer to receive a paper copy of our proxy materials, please follow the instructions included in the Notice.

Who is entitled to vote at the meeting?

Only stockholders of record at the close of business on the record date, May 12, 2022 (the “Record Date”), are entitled to receive notice of the Annual Meeting and to vote the shares of common stock that they held on that date at the meeting, or any postponement or adjournment of the meeting. Holders of our common stock are entitled to one vote per share on each matter to be voted upon.

As of the record date, we had 9,227,214 outstanding shares of common stock.

Who can attend the meeting?

All stockholders as of the Record Date, or their duly appointed proxies, may attend the Annual Meeting. Attendance shall solely be via the Internet at https://agm.issuerdirect.com/drma using the instructions provided on the Notice, proxy card or voting instruction form that accompanied the proxy materials.

The live webcast of the Annual Meeting will begin promptly at 9:00 am Pacific Time. Online access to the audio webcast will open approximately 15 minutes prior to the start of the Annual Meeting to allow time for our stockholders to register and test their devices’ audio system. We encourage our stockholders to access the meeting in advance of the designated start time.

Stockholders may also vote, and submit written questions, during the Annual Meeting at https://agm.issuerdirect.com/drma. To demonstrate proof of stock ownership, you will need to enter the control number received with your notice, proxy card or voting instruction form to submit questions and vote at our Annual Meeting. If you hold your shares in “street name” (that is, through a broker or other nominee), you will need authorization from your broker or nominee in order to vote. We intend to answer questions submitted during the meeting that are pertinent to the Company and the items being brought for stockholder vote at the Annual Meeting, as time permits, and in accordance with the Rules of Conduct for the Annual Meeting. To promote fairness, efficiently use the Company’s resources and ensure all stockholder questions are able to be addressed, we will respond to no more than one question from a single stockholder. Questions and answers will be grouped by topic and substantially similar questions will be grouped and answered once. We have retained Issuer Direct, LLC to host our virtual annual meeting and to distribute, receive, count and tabulate proxies.

What constitutes a quorum?

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority in voting power of our capital stock outstanding on the record date will constitute a quorum for our meeting. Signed proxies received but not voted will be included in the calculation of the number of shares considered to be present at the meeting. Pursuant to the General Corporation Law of the State of Delaware, abstentions will be counted for the purpose of determining whether a quorum is present. If brokers have, and exercise, discretionary authority on at least one item on the agenda for the Annual Meeting, uninstructed shares for which broker non-votes occur will constitute voting power present for the discretionary matter and will therefore count towards the quorum.

How Do I Attend the Annual Meeting?

Both stockholders of record and stockholders who hold their shares in “street name” will need to register to be able to attend the Annual Meeting, vote their shares during the Annual Meeting, and submit their questions during the Annual Meeting live via the internet by following the instructions below.

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If you are a stockholder of record, you must:

●

Follow the instructions provided on your Notice card to first register at https://agm.issuerdirect.com/drma. Registration for the Annual Meeting will begin 15 minutes prior to the start of the Annual Meeting on July 11, 2022. You will need to enter your name, phone number, Control Number (included on your proxy card), and email address as part of the registration, following which you will receive an email confirming your registration.

●	If you have properly registered, you will receive an email with a unique access URL. To enter the Annual Meeting, log in using the unique access URL.

●	If you wish to vote your shares electronically at the Annual Meeting, you may do so by following the instructions below.

If you are the beneficial owner of shares held in “street name”, you must:

●	Obtain a legal proxy from your broker, bank, or other nominee.

●

Register at https://agm.issuerdirect.com/drma. Registration for the Annual Meeting will begin 15 minutes prior to the start of the Annual Meeting on July 11, 2022. As part of the registration process you will need to enter your name, phone number, and email address, and provide a copy of the legal proxy (which can be sent via email to the address listed on the registration website), following which you will receive an email confirming your registration and your Control Number.

Please note, if you do not provide a copy of the legal proxy, you may still attend the Annual Meeting but you will be unable to vote your shares electronically at the Annual Meeting.

●	If you have properly registered, you will receive an email with a unique access URL. To enter the Annual Meeting, log in using the unique access URL.

●	If you wish to vote your shares electronically at the Annual Meeting, you may do so by following the instructions below.

How do I vote?

Whether you plan to attend the Annual Meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via the Internet. You may specify whether your shares should be voted for or withheld for each nominee for director and whether your shares should be voted for, against or abstain with respect to the other proposals. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board of Directors’ recommendations. Voting by proxy will not affect your right to attend the Annual Meeting. If your shares are registered directly in your name through our stock transfer agent, Direct Transfer, LLC, or you have stock certificates registered in your name, you may vote:

Voting During the Annual Meeting:

•

To vote during the live webcast of the Annual Meeting, you must first register at https://agm.issuerdirect.com/drma. Registration for the Annual Meeting will begin 15 minutes prior to the start of the Annual Meeting on July 11, 2022. Upon completing your registration, you will receive further instructions via email, including your unique link that will allow you access to the Annual Meeting and to submit questions in advance of the meeting. Please be sure to follow the instructions found on your proxy card and/or voting authorization form and subsequent instructions that will be delivered to you via email.

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Voting Prior to the Annual Meeting

Vote on the Internet

If you are a stockholder of record, you may submit your proxy by going to www.iproxydirect.com/DRMA and following the instructions provided in the Notice. If you requested printed proxy materials, you may follow the instructions provided with your proxy materials and on your proxy card. If your shares are held with a broker, you will need to go to the website provided on your Notice or voting instruction card. Have your Notice, proxy card or voting instruction card in hand when you access the voting website. On the Internet voting site, you can confirm that your instructions have been properly recorded. If you vote on the Internet, you can also request electronic delivery of future proxy materials.

Vote by Telephone

If you are a stockholder of record, you can also vote by telephone by dialing 1-866-752-VOTE (8683). If your shares are held with a broker, you can vote by telephone by dialing the number specified on your voting instruction card. Have your proxy card or voting instruction card in hand when you call.

Vote by Mail

If you have requested printed proxy materials, you may choose to vote by mail, by marking your proxy card or voting instruction card, dating and signing it, and returning it in the postage-paid envelope provided. If the envelope is missing and you are a stockholder of record, please mail your completed proxy card to 1 Glenwood Avenue, STE 1001, Raleigh, NC 27603. If the envelope is missing and your shares are held with a broker, please mail your completed voting instruction card to the address specified therein. Please allow sufficient time for mailing if you decide to vote by mail as it must be received by 11:59 p.m. on July 10, 2022.

Please note that if you received a Notice of Internet Availability, you cannot vote by marking the Notice and returning it. The Notice provides instructions on how to vote on the Internet and how to request paper copies of the proxy materials.

The shares voted electronically, telephonically, or represented by the proxy cards received, properly marked, dated, signed and not revoked, will be voted at the Annual Meeting.

What if I vote and then change my mind?

If you give us your proxy, you may change or revoke it at any time before the Annual Meeting. You may change or revoke your proxy in any one of the following ways:

●	filing with the Secretary of the Company a notice of revocation prior to the Annual Meeting;
●	re-voting over the Internet as instructed above;
●	sending in another duly executed proxy bearing a later date; or
●	attending the Annual Meeting and voting at the meeting. Attending the Annual Meeting will not in and of itself revoke a previously submitted proxy.

For purposes of submitting your vote online, you may change your vote until 11:59 p.m. Eastern Time on July 10, 2022. At this deadline, the last vote submitted will be the vote that is counted.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Many of our stockholders hold their shares of common stock through a stockbroker, bank, or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

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Stockholder of Record

If your shares are registered directly in your name with our transfer agent, Direct Transfer, LLC, you are considered, with respect to those shares, the stockholder of record. As the stockholder of record, you have the right to directly grant your voting proxy or to vote in person at the Annual Meeting.

Beneficial Owner

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker, bank or nominee which is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker as to how to vote and are also invited to attend the Annual Meeting. However, because you are not the stockholder of record, you may not vote these shares at the Annual Meeting unless you obtain a signed proxy from the record holder giving you the right to vote the shares. If you do not provide the stockholder of record with voting instructions or otherwise obtain a signed proxy from the record holder giving you the right to vote the shares, broker non-votes may occur for the shares that you beneficially own. The effect of broker non-votes is more specifically described in “What vote is required to approve each proposal?” below.

What vote is required to approve each proposal?

The holders of a majority in voting power of capital common stock outstanding on the record date must be present, in person or by proxy, at the Annual Meeting in order to have the required quorum for the transaction of business. Pursuant to Delaware corporate law, abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present.

Assuming that a quorum is present, the following votes will be required:

•

Proposal 1 (Election of Directors): Our directors are elected by a plurality of the votes cast, which means that the nominee for director who receives the most votes will be elected. You may vote either FOR the nominee or WITHHOLD your vote from the nominee. Votes that are withheld will not be included in the vote tally for the election of the director. Banks, brokers, or other nominees do not have discretionary authority to vote on this matter. As a result, abstentions and “broker non-votes” if any, will not affect the outcome of the vote on Proposal 1.

•

Proposal 2 (Ratify Appointment of Independent Registered Public Accounting Firm): The affirmative vote of the holders of shares of common stock having a majority in voting power of the votes cast by the holders of all of the shares of common stock present or represented at the Annual Meeting is required to approve Proposal 2. Proposal 2 is generally considered to be a “routine” matter which means that banks, brokers, or other nominees will have discretionary authority to vote on this matter, and accordingly, no broker non—votes will occur on Proposal 2. Abstentions, if any, will not affect the outcome of the vote on Proposal 2. We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the appointment of Mayer Hoffman McCann P.C. as our independent registered public accounting firm for the year ending December 31, 2022, the Audit Committee of our Board of Directors will reconsider its appointment.

•

Proposal 3 (Approval of an Amendment to Our Amended and Restated Certificate of Incorporation to Increase Our Authorized Shares of Common Stock from 90,000,000 to 250,000,000): The affirmative vote of a majority of our shares of common stock outstanding as of the Record Date and entitled to vote at the Annual Meeting will be required to approve Proposal 3. Proposal 3 is generally considered to be a “routine” matter which means that banks, brokers, or other nominees will have discretionary authority to vote on this matter, and accordingly, no broker non-votes will occur on Proposal 3. Abstentions, if any, with respect to Proposal 3 will be counted for purposes of establishing a quorum and, if a quorum is present, abstentions, if any, will have the same practical effect as a vote against Proposal 3.

Holders of the common stock will not have any dissenters’ rights of appraisal in connection with any of the matters to be voted on at the Annual Meeting.

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What are “broker non-votes”?

Banks, brokers, and other agents acting as nominees are permitted to use discretionary voting authority to vote for proposals that are deemed “routine” by the New York Stock Exchange, which means that they can submit a proxy or cast a ballot on behalf of stockholders who do not provide a specific voting instruction. Brokers, banks, or other nominees are not permitted to use discretionary voting authority to vote for proposals that are deemed ”non-routine” by the New York Stock Exchange. The determination of which proposals are deemed “routine” versus “non-routine” may not be made by the New York Stock Exchange until after the date on which this proxy statement has been mailed to you. As such, it is important that you provide voting instructions to your bank, broker, or other nominee as to how to vote your shares, if you wish to ensure that your shares are present and voted at the Annual Meeting on all matters and if you wish to direct the voting of your shares on “routine” matters.

When there is at least one “routine” matter to be considered at a meeting, a “broker non-vote” occurs when a proposal is deemed ”non-routine” and a nominee holding shares for a beneficial owner does not have discretionary voting authority with respect to the “non-routine” matter being considered and has not received instructions from the beneficial owner.

The election of directors (Proposal 1) is generally considered to be a “non-routine” matter and brokers, banks, or other nominees are not permitted to vote on this matter if the broker, bank, or other nominee has not received instructions from the beneficial owner. Accordingly, it is particularly important that beneficial owners instruct their brokers, banks, or other nominees how they wish to vote their shares on this Proposal 1. The proposal to approve the ratification of our independent registered public accounting firm (Proposal 2) and the proposal to approve the amendment to our Amended and Restated Certificate of Incorporation (our “Amended and Restated Certificate of Incorporation”) to increase our authorized shares of common stock (Proposal 3) are generally considered to be ”routine” matters, hence, a broker, bank or other nominee will have discretionary authority to vote on Proposal 2 and Proposal 3 even if it does not receive instructions from the beneficial owner. However, if Proposal 2 or Proposal 3 is deemed by the New York Stock Exchange to be a “non-routine” matter, brokers will not be permitted to vote on Proposal 2 or Proposal 3 if the broker has not received instructions from the beneficial owner. Accordingly, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares.

Who will count the votes?

Issuer Direct, LLC will serve as inspector of election at the Annual Meeting and will tabulate and certify the votes.

How are we soliciting this proxy?

We are soliciting this proxy on behalf of our Board and will pay all expenses associated therewith. Some of our officers, directors and other employees also may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, facsimile, or other electronic means.

We will also, upon request, reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their reasonable out-of-pocket expenses for forwarding proxy materials to the beneficial owners of the capital stock and to obtain proxies.

Proposals should be addressed to:

Dermata Therapeutics, Inc.

Attn: Corporate Secretary

3525 Del Mar Heights Rd., #322

San Diego, CA 92130

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Cautionary Statement Regarding Forward Looking Statements

This Proxy Statement contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect the current views of our management with respect to, among other things, our operations, our business strategy and plans, our objectives and initiatives, our financial performance, our industry, and the impact of the Coronavirus Disease 2019 (“COVID-19”) on our business. Forward-looking statements include all statements that are not historical facts. In some cases, you can identify these forward-looking statements by the use of words such as “outlook,” “believe(s),” “expect(s),” “potential,” “continue(s),” “may,” “will,” “should,” “could,” “would,” “seek(s),” “predict(s),” “intend(s),” “trends,” “plan(s),” “estimate(s),” “anticipates,” “projection,” “will likely result” and or the negative version of these words or other comparable words of a future or forward-looking nature, although not all forward-looking statements contain these words. Such forward-looking statements are based upon various estimates and assumptions, as well as information known to us as of the date hereof and are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements and you should not rely upon forward-looking statements as predictions of future events. These risks and uncertainties include, but are not limited to, those described under the caption “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and our other Securities and Exchange Commission (“SEC”) filings, which are available on our investor relations website at https://ir.dermatarx.com and on the SEC website at www.sec.gov. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, performance, or achievements. We undertake no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by law.

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PROPOSAL 1: TO ELECT TWO CLASS I DIRECTORS TO SERVE UNTIL THE 2025 ANNUAL MEETING AND UNTIL THEIR SUCCESSORS HAVE BEEN DULY ELECTED AND QUALIFIED

Our Board is divided into three classes: Class I, Class II, and Class III, with each class serving a three-year term. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy in a class, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until the director’s successor is duly elected and qualified.

Our Board is currently composed of eight directors. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy, including vacancies created by an increase in the number of directors, shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director’s successor shall have been duly elected and qualified or until the director’s earlier resignation, death, or removal.

Each of the nominees listed below is currently one of our directors. If elected at the Annual Meeting, each of these nominees would serve until our 2025 Annual Meeting and until his or her successor has been duly elected and qualified, or, if sooner, until his or her earlier resignation, death, or removal.

Directors are elected by a plurality of the votes of the holders of shares present in person or represented by proxy and entitled to vote on the election of directors. Abstentions and broker non-votes will not be treated as a vote for or against any particular director nominee and will not affect the outcome of the election. Stockholders may not vote, or submit a proxy, for a greater number of nominees than the two nominees named below. The director nominees receiving the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the two director nominees named below. If any director nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by our Board. Each person nominated for election has agreed to serve if elected. Our management has no reason to believe that any nominee will be unable to serve.

Nominees for Election Until the 2025 Annual Meeting

The following table sets forth the name, age, position and tenure of our Class I directors who are up for re-election at the Annual Meeting for a term expiring at the 2025 Annual Meeting:

Name	Age	Position(s)	Served as an Officer or Director Since
Mary Fisher	59	Director	2021
Andrew Sandler, M.D.	52	Director	2021

The following includes a brief biography of each of the nominees standing for election to the Board of Directors at the Annual Meeting, based on information furnished to us by each director nominee, with each biography including information regarding the experiences, qualifications, attributes, or skills that caused the Nominating and Corporate Governance Committee and the Board to determine that the applicable nominee should serve as a member of our Board.

Mary Fisher, Director

Ms. Fisher became a director upon the effectiveness of our initial public offering in August 2021. Ms. Fisher currently serves as Chair and Chief Executive Officer at Colorescience Inc., a science-based skincare company and former division of SkinMedica, Inc. While at SkinMedica, Ms. Fisher served as Chief Executive Officer from April 2008 to December 2012, where she led the successful sale of the company to Allergan, Inc. for $350 million. Prior to joining SkinMedica, from June 2000 to July 2007, Ms. Fisher served as the Chief Operating Officer of Acorda Therapeutics, Inc. (NASDAQ: ACOR). She previously held management and leadership positions at Cephalon, Inc. from March 1994 to March 1999, Immunex Corp. from November 1990 to March 1994, and Boehringer Ingelheim from 1981 to 1990. She previously served on the Board of Directors at ZELTIQ Aesthetics, Inc. from September 2012 to April 2017, and Ovascience from June 2013 to August 2018. Ms. Fisher currently sits on the Board of Sientra since January 2019. Ms. Fisher was selected as a director due to her extensive business experience with dermatology companies and her professional and leadership experience.

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Andrew Sandler, M.D., Director

Dr. Sandler became a director upon the effectiveness of our initial public offering in August 2021. Since September 2017, Dr. Sandler has served as Chief Medical Officer at Kiadis Pharma N.V. Prior to Kiadis, Dr. Sandler was Senior Vice President, Medical Affairs at Medivation (acquired by Pfizer) from January 2016 to June 2017. Dr. Sandler held various additional roles including Chief Medical Officer and Seattle Site Head at Dendreon Pharmaceuticals from October 2010 to April 2015. Prior to Dendreon, Dr. Sandler was Chief Medical Officer at Spectrum Pharmaceuticals from September 2008 to April 2010, and Vice President, Head of Global Medical Affairs, Oncology for Bayer Healthcare Pharmaceuticals from February 2008 to February 2010. Dr. Sandler also held various positions at Berlex Oncology/Schering AG from October 2003 to August 2008, and Seagen, Inc. from October 1999 to June 2003. Dr. Sandler was a Fellow in Hematology/Medical Oncology at the University of California, San Francisco (UCSF) from July 1994 to June 1996. He did his Internship, Residency, and Chief Residency at Mt. Sinai Hospital in New York, NY from July 1990 to June 1994. Dr. Sandler attended and received his MD degree from Mount Sinai School of Medicine (Icahn School of Medicine at Mt. Sinai) from July 1986 to June 1990. In addition, he graduated from the University of Rochester with a B.S. degree in Neuroscience in 1986. Dr. Sandler was selected as a director due to his experience in the biotechnology and pharmaceutical industries as well as his leadership experience.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF THE CLASS I DIRECTOR NOMINEES.

Continuing Directors

The following table sets forth the name, age, position, and tenure of the directors who are serving for terms that end following the Annual Meeting.

Name	Age	Position(s)	Served as an Officer or Director Since
Gerald T. Proehl	63	President, Chief Executive Officer and Chairman	2014
David Hale	73	Lead Director	2014
Wendell Wierenga, Ph.D.	74	Director	2016
Kathleen Scott	53	Director	2021
Stephen J. Mento, Ph.D.	70	Director	2021
Brittany Bradrick	52	Director	2022

The following biographical descriptions set forth certain information with respect to directors who are serving for terms that end following the Annual Meeting, based on information furnished to Dermata by each director.

Class II Directors Continuing in Office until the 2023 Annual Meeting

David Hale, Lead Director

Mr. Hale is our co-founder and has served as a member of our board of directors since December 2014, and as Lead Director since April 2021. Mr. Hale is Chairman and CEO of Hale BioPharma Ventures, LLC a private company focused on the formation and development of biotechnology, specialty pharma, diagnostic and medical device companies. Mr. Hale is a serial entrepreneur who has been involved in the formation and development of a number of successful biomedical companies. He served as the Chairman of Santarus, Inc., a specialty biopharmaceutical company, since 2004 and a member of Santarus’ board since 2000, prior to its acquisition by Salix Pharmaceuticals, Ltd. in 2014, and as Chairman of SkinMedica, Inc., prior to its sale to Allergan in 2012, Micromet, Inc., prior to its sale to Amgen Inc. in 2012, Somaxon Pharmaceuticals, Inc., prior to its sale to Pernix Therapeutics Holdings Inc. in 2013, Crisi Medical Systems, Inc., prior to its sale to Becton Dickinson & Company in 2015, and Agility Clinical, Inc. prior to its sale to Precision Medicine Inc. in 2017.

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Mr. Hale currently sits on the board of directors of two public companies, including Oncternal Therapeutics, Inc. (NASDAQ: ONCT), since 2019, and BIOCEPT, Inc. (NASDAQ: BIOC), since 2011.

Mr. Hale is a co-founder and Chairman of Adigica Health, Inc., Zerigo Health, Inc., Oncternal Therapeutics, Inc., Neurana Pharmaceuticals, Inc. He is also co-founder and Director of Neurelis Pharmaceuticals, Inc. and Recros Medica, Inc., a co-founder of Cadence Inc., Evoke Pharma Inc., Elevation Pharmaceutical Inc. and Zogenix Inc.

Mr. Hale is a co-founder and serves on the Board of Directors of BIOCOM and CONNECT and is a former member of the Board of the Biotechnology Industry Organization (BIO), and the Biotechnology Institute. He has served on the Board of Rady Children’s Hospital since 1986, including Chairman of the Board from 2011 to 2015, and is founder and Chairman of the Rady Children’s Institute of Genomic Medicine. He is a member of the UCSD Rady School of Management Dean’s Advisory Council and a Director of the San Diego Economic Development Corporation. Mr. Hale was selected as a director due to his industry and executive business experience.

Steven J. Mento, Ph.D., Director

Dr. Mento became a director upon the effectiveness of our initial public offering in August 2021. Since November 2021, Dr. Mento has served as Executive Chairman and Interim President and CEO of Histogen, Inc. Since July 2005, Dr. Mento has served as a director on the board of directors of Conatus Pharmaceuticals, Inc. (now Histogen, Inc.) and from July 2005 to December 2012, Dr. Mento served as chairman of Conatus’ board of directors. Dr. Mento was a co-founder of Conatus and served as its President and Chief Executive Officer from July 2005 until its merger with Histogen Inc. (NASDAQ: HSTO) in May 2020. Dr. Mento has over 35 years of combined experience in the biotechnology and pharmaceutical industries. From 1997 to 2005, Dr. Mento was President, Chief Executive Officer and a member of the board of directors of Idun Pharmaceuticals, Inc. Dr. Mento guided Idun during its transition from a discovery focused organization to a drug development company with multiple products in or near human clinical testing. In April 2005, Idun was sold to Pfizer Inc. Previously, Dr. Mento served as President of Chiron Viagene, Inc. (subsequently Chiron Technologies, Center for Gene Therapy) from 1995 to 1997, and Vice President of Chiron Corporation from 1995 to 1997. Dr. Mento was Vice President of research and development at Viagene from 1992 to 1995. Prior to Viagene, Dr. Mento held various positions at American Cyanamid Company from 1982 to 1992, including as Director of Viral Vaccine Research and Development at Lederle-Praxis Biologicals, a business unit of American Cyanamid. Dr. Mento currently serves on the board of directors of Histogen, and BIOCOM California. He previously served on the boards of Biotechnology Innovation Organization, BIO Emerging Companies Section Governing Board, BIO Health Section Governing Board, and Sangamo Biosciences, Inc. Dr. Mento holds a Ph.D. and M.S., both in Microbiology, from Rutgers University, and a B.A. in Microbiology from Rutgers College. Dr. Mento was selected as a director due to his experience in the biotechnology and pharmaceutical industries, including executive leadership experience at several pharmaceutical companies.

Brittany Bradrick, Director

Ms. Bradrick became a director in January 2022. Ms. Bradrick has served as the Chief Financial Officer of Neurelis, Inc. since October 2021. Prior to joining Neurelis, Ms. Bradrick was Chief Operating Officer and Chief Financial Officer at ViaCyte Inc. from February 2021 to September 2021 and Chief Financial Officer from June 2020 to February 2021. Prior to Viacyte, Ms. Bradrick served in strategy and corporate development positions at Insulet Corporation as Vice President, Strategy & Corporate Development from 2016 to 2020 and as Director, Business Development & Alliance Management from 2010 to 2016 at Abbott Laboratories (NYSE: ABT). Prior to these positions, Ms. Bradrick was an investment banker for the life science industry at Piper Jaffray, Credit Suisse, and Chase Securities from 1997 to 2007. Ms. Bradrick began her career as a Federal Reserve Bank Examiner. Ms. Bradrick also joined the Board of Directors at Spectrum Pharmaceuticals, Inc. (NASDAQ: SPPI) in May 2022 where she is the Audit Committee Chair. Ms. Bradrick holds an M.B.A. from the Johnson Graduate School of Management at Cornell University and a B.S. in Business Administration from the University of Missouri. Ms. Bradrick was selected as a director due to her extensive industry and financial experience.

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Class III Directors Continuing in Office until the 2024 Annual Meeting

Gerald T. Proehl, Chief Executive Officer and Chairman

Mr. Proehl became a director and our President and Chief Executive Officer in December 2014 and became our Chairman in April 2021. Mr. Proehl has more than 30 years of experience within the pharmaceutical industry. From January 2002 until January 2014, Mr. Proehl was President and CEO of Santarus, Inc., where he led the sale of Santarus, Inc. to Salix Pharmaceuticals, Inc. for $2.6 billion. Prior to Santarus, Inc., Mr. Proehl worked for Hoechst Marion Roussel, Inc. for 14 years, where he served in various capacities, including VP of Global Marketing. While at Hoechst, he was responsible for marketing products in multiple therapeutic areas, including cardiology, allergy/respiratory, immunology, and neurology. Mr. Proehl holds a B.S. in Education from State University of New York at Cortland, an M.A. in Exercise Physiology from Wake Forest University, and an M.B.A. from Rockhurst University. Mr. Proehl currently serves as chairman of the board of one public company, Tenax Therapeutics, Inc. (NYSE: TENX). Mr. Proehl was selected as an officer and director due to his leadership experience at other companies and his history of founding and operating specialty pharmaceutical companies.

Wendell Wierenga, Ph.D., Director

Dr. Wierenga became a director in September 2016. From June 2011 to January 2014, Dr. Wierenga served as Executive Vice President, Research and Development at Santarus, Inc., a public biopharmaceutical company that was acquired by Salix Pharmaceuticals, Inc. in January 2014. From July 2004 to May 2011, Dr. Wierenga served as Executive Vice President, Research and Development at Ambit Biosciences Corporation and Neurocrine Biosciences, Inc. (NASDAQ: NBIX). Prior to Neurocrine, from August 1999 to June 2004 he served as the Chief Executive Officer for Syrrx, Inc. where he built an early stage biotech company which was acquired by Takeda Pharmaceutical Company Limited in 2005. From 1990 to 2000, Dr. He also was Sr. VP of Research at Parke Davis/Warner Lambert, when it was acquired by Pfizer Inc. and prior to that held various positions in research at Upjohn Pharmaceuticals from 1974-1990. Dr. Wierenga earned his Ph.D. in chemistry from Stanford University and his B.A. from Hope College in Holland, Michigan. He is currently the chair of the Board of Directors of Crinetics (NASDAQ: CRNX) and is also a member of the Board of Directors of Cytokinetics, Inc. (NASDAQ: CYTK). Most recently was on the Board of Directors for Anacor Pharmaceuticals Inc. and XenoPort, Inc. prior to their sales to Pfizer Inc. and Arbor Pharmaceuticals, LLC, respectively. Dr. Wierenga was selected as a director due to his industry and executive business experience.

Kathleen Scott, Director

Ms. Scott became a director upon the effectiveness of our initial public offering in August 2021. Ms. Scott is currently the Chief Financial Officer of ARS Pharmaceuticals, Inc., a privately held biotech company. Prior to ARS Pharma, Ms. Scott was the Chief Financial Officer of Neurana Pharmaceuticals from January 2017 to March 2022, Recros Medica from August 2014 to April 2021, Adigica Health from February 2016 to March 2021, Clarify Medical from August 2014 to December 2016, Oncternal Therapeutics from March 2016 to May 2016, MDRejuvena from August 2014 to August 2016, and BioSurplus from March 2010 to November 2014. Prior to BioSurplus, Ms. Scott was a Partner at RA Capital Advisors, a San Diego private investment bank providing financial advisory services. Ms. Scott spent over 15 years with RA Capital Advisors, from December 1994 to July 2010, completing billions of dollars of mergers, acquisitions, divestitures, and restructurings for a broad range of corporate clients. Ms. Scott started her career as an auditor in Arthur Andersen’s San Diego office, focusing on both public and private clients. Ms. Scott is the immediate past board chair of the YMCA of San Diego County and is a CPA and CFA charter holder. Ms. Scott graduated magna cum laude from UCLA with a B.S. in economics/business. Ms. Scott was selected as a director due to her extensive industry and financial experience.

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CORPORATE GOVERNANCE

Board of Director Composition

Our Board is currently composed of eight directors. Our directors hold office until their successors have been elected and qualified or until the earlier of their resignation or removal.

In accordance with the terms of our Amended and Restated Certificate of Incorporation and bylaws, our Board is divided into three classes, Class I, Class II, and Class III, with each class serving staggered three-year terms. Upon the expiration of the term of a class of directors, directors in that class will be eligible to be elected for a new three-year term at the annual meeting of stockholders in the year in which their term expires. Our directors are divided among the three classes as follows:

•	The Class I directors are Andrew Sandler, M.D. and Mary Fisher; their terms will expire at the Annual Meeting.

•	The Class II directors are David Hale, Brittany Bradrick and Steven J. Mento, Ph.D.; their terms will expire at the 2023 annual meeting of stockholders.

•	The Class III directors are Gerald T. Proehl, Wendell Wierenga, Ph.D., and Kathleen Scott; their terms will expire at the 2024 annual meeting of stockholders.

We expect that any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our board of directors into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control.

Board Diversity

We have no formal policy regarding board diversity. Our priority in selection of board members is identification of members who will further the interests of our stockholders through his or her established record of professional accomplishment, the ability to contribute positively to the collaborative culture among board members, knowledge of our business and understanding of the competitive landscape.

The following Board Diversity Matrix presents our board diversity statistics in accordance with Nasdaq Rule 5606. The information is based on our directors’ self-reporting. As we pursue future board recruitment efforts, our Nominating and Corporate Governance Committee will continue to seek candidates who can contribute to the diversity of views and perspectives of the board.

Board Diversity Matrix (As of May 1, 2022) Total Number of Directors: 8
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	3	5
Part II: Demographic Background
African American or Black
Alaskan Native or Native American
Asian
Hispanic or Latin
Native Hawaiian or Pacific Islander
White	7
Two or More Races or Ethnicities
LGBTQ+	1
Did Not Disclose Demographic Background	1

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Board of Director Meetings

Our Board met six times in 2021. Each of the directors attended 100% of the aggregate of (i) the total number of meetings of our Board (held during the period for which such directors served on the Board) and (ii) the total number of meetings of all committees of our Board on which the director served (during the periods for which the director served on such committee or committees). This is our first Annual Meeting of Stockholders since our initial public offering on August 12, 2021. We do not have a formal policy requiring members of the Board to attend our annual meetings.

Director Independence

Upon the completion of our initial public offering, our common stock was listed on the Nasdaq Capital Market (“Nasdaq”). Under the listing requirements and rules of Nasdaq, independent directors must constitute a majority of a listed company’s board of directors within 12 months after its initial public offering. Under the rules of Nasdaq, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3 of the Exchange Act, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries.

Our Board undertook a review of its composition, the composition of its committees and the independence of each director. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our board of directors has determined that David Hale, Wendell Wierenga, Ph.D., Andrew Sandler, M.D., Mary Fisher, Steven J. Mento, Ph.D., Brittany Bradrick, and Kathleen Scott do not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the Rules of The NASDAQ Capital Market and the SEC.

Board Committees

Our Board has established an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. Our Board may establish other committees to facilitate the management of our business. The composition and functions of each committee named above are described below. Members serve on these committees until their resignation or until otherwise determined by our Board. Each of these committees operate under a charter that has been approved by our board of directors, which are available on our website.

Audit Committee. Our Audit Committee consists of Kathleen Scott, Mary Fisher, and Brittany Bradrick, with Ms. Scott serving as the Chairwoman of the Audit Committee. Our board of directors has determined that the three directors currently serving on our Audit Committee are independent within the meaning of the Nasdaq Marketplace Rules and Rule 10A-3 under the Exchange Act. In addition, our board of directors has determined that Kathleen Scott qualifies as an audit committee financial expert within the meaning of SEC regulations and The Nasdaq Marketplace Rules. Each of the members of the Audit Committee meets the requirements for financial literacy under the applicable rules and regulations of the SEC and the Nasdaq Stock Market.

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The Audit Committee’s responsibilities include:

●

appointing, approving the compensation of, and assessing the qualifications, performance and independence of our independent registered public accounting firm, and in particular the provision of additional services to each entity covered by the committee;

●	pre-approving audit and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;

●

reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures as well as critical accounting policies and practices used by us;

●	monitoring the audit of our financial statements;

●	setting policies for our hiring of employees or former employees of our independent registered public accounting firm;

●	reviewing our significant risks or exposures and assessing the steps that management has taken or should take to monitor and minimize such risks or exposures;

●	reviewing the adequacy of our internal control over financial reporting, including information system controls and security;

●	monitoring the effectiveness of our systems of internal control, internal audit and risk management for each entity covered by the committee;

●	establishing policies and procedures for the receipt and retention of accounting-related complaints and concerns;

●

recommending, based upon the audit committee’s review and discussions with management and the independent registered public accounting firm, whether our audited financial statements shall be included in our Annual Report on Form 10-K;

●	monitoring our compliance with legal and regulatory requirements as they relate to our financial statements and accounting matters;

●	preparing the audit committee report required by the rules of the SEC to be included in our annual proxy statement;

●	reviewing all related party transactions for potential conflict of interest situations and approving all such transactions; and

●	reviewing and discussing with management and our independent registered public accounting firm our earnings releases and scripts.

Our Audit Committee operates pursuant to a charter that is available on our website at https://ir.dermatarx.com/ under the Governance section. Our Audit Committee met two times in 2021.

Compensation Committee. Our Compensation Committee consists of Wendell Wierenga, Ph.D., David Hale and Andrew Sandler, M.D., with Dr. Wierenga serving as the Chairman of the Compensation Committee. Our board of directors has determined that the three directors currently serving on our Compensation Committee are independent under the listing standards, are “non-employee directors” as defined in rule 16b-3 promulgated under the Exchange Act and are “outside directors” as that term is defined in Section 162(m) of the Internal Revenue Code of 1986, as amended.

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The Compensation Committee’s responsibilities include:

●

reviewing and approving corporate goals and objectives relevant to the compensation of our chief executive officer, the officers who report directly to the chief executive officer and all officers who are “insiders” subject to Section 16 of the Exchange Act;

●

evaluating the performance of our chief executive officer and such other officers in light of such corporate goals and objectives and determining and approving, or recommending to our Board for approval, the compensation of our chief executive officer and such other officers;

●	appointing, compensating, and overseeing the work of any compensation consultant, legal counsel or other advisor retained by the compensation committee;

●

conducting the independence assessment outlined in the listing standards of the Nasdaq Capital Market with respect to any compensation consultant, legal counsel or other advisor retained by the compensation committee;

●	annually reviewing and reassessing the adequacy of the committee charter;

●	reviewing and establishing our overall management compensation and our compensation philosophy and policy;

●	overseeing and administering our equity compensation and other compensatory plans;

●	reviewing and approving our equity and incentive policies and procedures for the grant of equity-based awards and approving the grant of such equity-based awards;

●	reviewing and making recommendations to our Board with respect to non-employee director compensation; and

●	producing a report, if required, on executive compensation to be included in our annual proxy statement or Annual Report on Form 10-K.

Our Compensation Committee operates pursuant to a charter that is available on our website at https://ir.dermatarx.com/ under the Governance section. Our Compensation Committee met two times in 2021.

Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee consists of David Hale, Steven Mento, Ph.D. and Andrew Sandler, M.D., with Mr. Hale serving as the Chairman of the Nominating and Corporate Governance Committee. All members of the Nominating and Corporate Governance Committee are independent directors as defined under the Nasdaq listing standards.

The nominating and corporate governance committee’s responsibilities include:

●	establishing procedures for identifying and evaluating board of director candidates, including nominees recommended by stockholder;

●	identifying individuals qualified to become members of our Board;

●	recommending to our Board the persons to be nominated for election as directors and to each of our Board’s committees;

●	developing and recommending to our Board a set of corporate governance principles;

●	articulating to each director what is expected, including reference to the corporate governance principles and directors’ duties and responsibilities;

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●	reviewing and recommending to our Board practices and policies with respect to directors;

●	reviewing and recommending to our Board the functions, duties and compositions of the committees of our Board;

●	reviewing and assessing the adequacy of the committee charter and submitting any changes to our Board for approval;

●	considering and reporting to our Board any questions of possible conflicts of interest of Board’s members;

●	providing for new director orientation and continuing education for existing directors on a periodic basis;

●	performing an evaluation of the performance of the committee; and

●	overseeing the evaluation of our Board.

Our Nominating and Corporate Governance Committee operates pursuant to a charter that is available on our website at http://investor.altair.com under the Governance section. Our Nominating and Corporate Governance Committee met one time in 2021.

Director Nominations Process

The Nominating and Corporate Governance Committee is responsible for recommending candidates to serve on our Board and its committees. In considering whether to recommend any particular candidate to serve on the Board or its committees or for inclusion in the Board’s slate of recommended director nominees for election at an annual meeting of stockholders, the Nominating and Corporate Governance Committee  may take into account many factors, including: personal and professional integrity, ethics and values; experience in corporate management, such as serving as an officer or former officer of a publicly held company; strong finance experience; relevant social policy concerns; experience relevant to the Company’s industry; experience as a board member of another publicly held company; relevant academic expertise or other proficiency in an area of the Company’s operations; diversity of expertise and experience in substantive matters pertaining to the Company’s business relative to other Board members; diversity of background and perspective, including, but not limited to, with respect to age, gender, race and ethnicity; practical and mature business judgment, including, but not limited to, the ability to make independent analytical inquiries; and any other relevant qualifications, attributes or skills In determining whether to recommend a director for re-election, the Nominating and Corporate Governance Committee may also consider the director’s past attendance at meetings and participation in and contributions to the activities of the Board.

We do not have a formal policy with regard to the consideration of diversity in identifying director nominees. The Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas.

In identifying prospective director candidates, the Nominating and Corporate Governance Committee may seek referrals from other members of the Board, management, stockholders, and other sources, including third party recommendations. The Nominating and Corporate Governance Committee also may, but need not, retain a search firm in order to assist it in identifying candidates to serve as directors of the Company. The Nominating and Corporate Governance Committee uses the same criteria for evaluating candidates regardless of the source of the referral or recommendation. When considering director candidates, the Nominating and Corporate Governance Committee seeks individuals with backgrounds and qualities that, when combined with those of our incumbent directors, provide a blend of skills and experience to further enhance the Board’s effectiveness. In connection with its annual recommendation of a slate of nominees, the Nominating and Corporate Governance Committee also may assess the contributions of those directors recommended for re-election in the context of the Board evaluation process and other perceived needs of the Board.

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Each of the director nominees to be elected at the Annual Meeting was evaluated in accordance with our standard review process for director candidates in connection with their initial appointment and their nomination for election at the Annual Meeting. When considering whether the directors and nominees have the experience, qualifications, attributes, and skills, taken as a whole, to enable the Board to satisfy its oversight responsibilities effectively in light of our business and structure, the Board focused primarily on the information discussed in each of the member’s biographical information set forth above. We believe that our directors provide an appropriate mix of experience and skills relevant to the size and nature of our business. This process resulted in the Board’s nomination of the incumbent directors named in this Proxy Statement and proposed for election by you at the Annual Meeting.

Stockholder nominations for directorships

Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting their names and background to the Secretary of the Company at the address set forth below under “Stockholder Communications” in accordance with the provisions set forth in our bylaws. All such recommendations will be forwarded to the Nominating and Corporate Governance Committee, which will review and only consider such recommendations if appropriate biographical and other information is provided, including, but not limited to, the items listed below, on a timely basis. All security holder recommendations for director candidates must be received by the Company in the timeframe(s) set forth under the heading “Stockholder Proposals” below. Stockholders who wish to recommend a candidate for nomination should contact our Secretary in writing and provide the following information:

●	the name and address of record of the security holder;
●

a representation that the security holder is a record holder of the Company’s securities, or if the security holder is not a record holder, evidence of ownership in accordance with Rule 14a-8(b)(2) of the Securities Exchange Act of 1934;

●

the name, age, business and residential address, educational background, current principal occupation or employment, and principal occupation or employment for the preceding five (5) full fiscal years of the proposed director candidate;

●	a description of the qualifications and background of the proposed director candidate and a representation that the proposed director candidate meets applicable independence requirements;
●	a description of any arrangements or understandings between the security holder and the proposed director candidate; and
●	the consent of the proposed director candidate to be named in the proxy statement relating to the Company’s annual meeting of stockholders and to serve as a director if elected at such annual meeting.

Assuming that appropriate information is provided for candidates recommended by stockholders, the Nominating and Corporate Governance Committee will evaluate those candidates by following substantially the same process, and applying substantially the same criteria, as for candidates submitted by members of the Board or other persons, as described above and as set forth in its written charter.

Board Leadership Structure and Role in Risk Oversight

Our Chief Executive Officer and Chairman positions are held by Gerald T. Proehl. Mr. Proehl currently beneficially owns approximately 37.7% of the voting power of our common stock (including shares beneficially owned by Proehl Investment Ventures LLC). Periodically, our Board assesses these roles and the board of directors leadership structure to ensure the interests of Dermata and our stockholders are best served. Our Board has determined that its current leadership structure is appropriate. Gerald T. Proehl, as one of our founders and as our Chief Executive Officer and Chairman, has extensive knowledge of all aspects of Dermata, our business and risks.

While management is responsible for assessing and managing risks to Dermata, our board of directors is responsible for overseeing management’s efforts to assess and manage risk. This oversight is conducted primarily by our full board of directors, which has responsibility for general oversight of risks, and standing committees of our board of directors. Our board of directors satisfies this responsibility through full reports by each committee chair regarding the committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within our company. Our board of directors believes that full and open communication between management and the board of directors is essential for effective risk management and oversight.

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Stockholder Communications

Our Board will give appropriate attention to written communications that are submitted by stockholders and will respond if and as appropriate. Absent unusual circumstances or as contemplated by committee charters, and subject to advice from legal counsel, the Secretary of Dermata is primarily responsible for monitoring communications from stockholders and for providing copies or summaries of such communications to the board as he considers appropriate.

Communications from stockholders will be forwarded to all directors if they relate to important substantive matters or if they include suggestions or comments that the Secretary considers to be important for the Board to know. Communication relating to corporate governance and corporate strategy are more likely to be forwarded to the Board than communications regarding personal grievances, ordinary business matters, and matters as to which the Company tends to receive repetitive or duplicative communications.

Stockholders who wish to send communications to the Board should address such communications to: The Board of Directors, Dermata Therapeutics, Inc., 3525 Del Mar Heights Rd., #322, San Diego, CA 92130, Attention: Secretary.

Code of Business Conduct and Ethics

We have adopted a written code of business conduct and ethics that applies to our employees, officers, and directors. A current copy of the code is posted on the Corporate Governance section of our website, which is located at www.dermatarx.com. We intend to disclose future amendments to certain provisions of our code of business conduct and ethics, or waivers of such provisions applicable to any principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, and our directors, on our website identified above or in filings with the SEC.

Anti-Hedging Policy

Under the terms of our insider trading policy, we prohibit each officer, director, and employee, and each of their family members and controlled entities, from engaging in certain forms of hedging or monetization transactions. Such transactions include those, such as zero-cost collars and forward sale contracts, that would allow them to lock in much of the value of their stock holdings, often in exchange for all or part of the potential for upside appreciation in the stock, and to continue to own the covered securities but without the full risks and rewards of ownership.

Limitation of Directors Liability and Indemnification

We have entered into indemnification agreements with each of our current directors and executive officers. These agreements require us to indemnify these individuals to the fullest extent permitted under Delaware law against liabilities that may arise by reason of their service to us, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. We also intend to enter into indemnification agreements with our future directors and executive officers.

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EXECUTIVE OFFICERS

The following table sets forth certain information regarding our current executive officers:

Name	Age	Position(s)	Serving in Position Since
Gerald T. Proehl	63	President, Chief Executive Officer and Chairman	2014
Kyri K. Van Hoose	44	Senior Vice President, Chief Financial Officer	2021
Christopher J. Nardo, Ph.D.	57	Senior Vice President, Development	2015
Maria Bedoya Toro Munera, Ph.D.	70	Senior Vice President, Regulatory Affairs & Quality Assurance	2016

Our executive officers are elected by, and serve at the discretion of, our Board. The business experience for the past five years, and in some instances, for prior years, of each of our executive officers is as follows:

Management

Gerald T. Proehl, President, Chief Executive Officer and Chairman

Mr. Proehl became a director and our President and Chief Executive Officer in December 2014 and became our Chairman in April 2021. For Mr. Proehl’s biography, please see the section above entitled “Class III Directors Continuing in Office until the 2024 Annual Meeting.”

Kyri K. Van Hoose, Senior Vice President, Chief Financial Officer

Ms. Van Hoose became our Senior Vice President and Chief Financial Officer in September 2021. Ms. Van Hoose is a seasoned and collaborative finance and accounting professional with over 20 years of experience, including more than 15 years of accounting and finance experience in the life science industry. Prior to joining Dermata, from September 2020 to April 2021, Ms. Van Hoose served as Chief Financial Officer of TEGA Therapeutics, Inc., a private biotechnology company. Prior to TEGA, from November 2019 to April 2020, Ms. Van Hoose served as the head of finance for Curzion Pharmaceuticals, Inc., a private, rare disease company, until its acquisition by Horizon Therapeutics plc in April 2020. Ms. Van Hoose also served at Avelas Biosciences, Inc., a clinical-stage biotechnology company from December 2017 to July 2019. From September 2005 to February 2016, Ms. Van Hoose held leadership positions of increasing responsibilities at Acadia Pharmaceuticals, Inc., including Senior Director of Finance and Corporate Controller. Ms. Van Hoose began her career at Deloitte and is a licensed Certified Public Accountant (California inactive). Ms. Van Hoose earned her B.S. in Accounting at the University of Southern California and M.B.A. in Finance at University of California, Irvine.

Christopher J. Nardo, Ph.D., Senior Vice President, Development

Dr. Nardo became our Senior Vice President of Development in June 2015. Dr. Nardo has more than 15 years of experience in the pharmaceutical industry. From September 2010 to May 2015, Dr. Nardo served in positions of increasing responsibility at Allergan, PLC, initially leading clinical development of BOTOX® for the treatment of Over Active Bladder from Phase 3 to product approval and launch, and ultimately leading clinical development for the aesthetic group within the Dermatology Therapeutic Area, as well as serving as Global Development Team Leader for the Allergan/Medytox collaboration including serving as the Chair of the AGN/MTX Joint Development Committee. From 2006 to 2010, Dr. Nardo served as Vice President, Clinical Operations and Biostatistics at Spectrum Pharmaceuticals, Inc. (NASDAQ: SPPI). Prior to that, Dr. Nardo held various clinical development leadership positions at CancerVax Corporation, The Immune Response Corporation, and Procter and Gamble Company (NYSE: PG). Dr. Nardo obtained a Ph.D. in Epidemiology from the Gillings School of Public Health at the University of North Carolina at Chapel Hill, his M.P.H. in Epidemiology and Biostatistics from the School of Public Health at San Diego State University, and his B.S. in Biology at Loyola Marymount University.

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Maria Bedoya Toro Munera, Ph.D., Senior Vice President, Regulatory Affairs & Quality Assurance

Dr. Bedoya Toro Munera became our Senior Vice President of Regulatory Affairs and Quality Assurance in January 2016. Dr. Bedoya Toro Munera has more than 30 years of experience in regulatory compliance, quality control and quality assurance within the pharmaceutical industry. From 2014 until its sale to Celgene in 2015, Dr. Bedoya Toro Munera served as Senior Vice President, Regulatory Affairs and Quality Assurance at Receptos Inc. Prior to Receptos, Inc., Dr. Bedoya Toro Munera served as Senior Vice President of Regulatory Affairs and Quality Assurance at Santarus, Inc. from June 2007 to January 2014. She previously served as Senior Director Regulatory Affairs at Eisai Medical Research Inc., from November 2006 to May 2007, moving to Eisai from Ligand Pharmaceuticals, Inc. when Ligand divested their oncology products to Eisai in November 2006. Dr. Bedoya Toro Munera worked as Senior Director Global Regulatory Affairs and Compliance at Ligand from 2003 to 2006. From 2000 to 2003, she served as Director Global Regulatory Affairs at Baxter Hyland Immuno. From 1998 to 2000, Dr. Bedoya Toro Munera worked at BASF Bioresearch Corporation as Director, Regulatory Affairs/Quality, and from 1996 to 1998, she worked as Director, Quality Assurance and Regulatory Compliance at Amylin Pharmaceuticals. From 1988 to 1996, Dr. Bedoya Toro Munera worked at Rhone-Poulenc Rorer in a number of increasingly responsible positions in regulatory compliance, quality assurance, quality control and compliance. Dr. Bedoya Toro Munera holds an M.B.A. from the University of Chicago, and a Ph.D. in bio-analytical chemistry from Ohio University. In addition, she has a M.A. in bio-analytical chemistry and a B.S. in chemistry from Western Michigan University.

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following table presents information regarding the total compensation awarded to, earned by, or paid to our chief executive officer, chief financial officer and the most highly-compensated executive officer (other than the chief executive officer and chief financial officer) who were serving as executive officers as of December 31, 2021 and December 31, 2020 for services rendered in all capacities to us for the years ended December 31, 2021 and December 31, 2020. These individuals are our named executive officers for 2021. We had no other executive officers in 2021 and 2020.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)	Option Awards ($) (2)	All Other Compensation ($)	Total ($)

Gerald T. Proehl	2021	135,907			1,162,306		1,298,213
President, Chief Executive Officer and Chairman	2020	27,040	—	—	—	—	27,040

Kyri Van Hoose	2021	78,750	28,000	—	354,900		461,650
Senior Vice President and Chief Financial Officer	(3)	-	-	-	-	-	-

Christopher J. Nardo, Ph.D.	2021	270,000	86,400	—	322,504		678,904
Senior Vice President, Development	2020	270,000		—			270,000

(1)

Mr. Proehl’s bonus for 2021 was remunerated in fully vested stock options. All stock options are granted pursuant to our 2021 Plan. Ms. Van Hoose and Dr. Nardo’s bonuses for 2021 were paid in cash. No bonuses were paid for 2020.

(2)

In accordance with SEC rules, this column reflects the aggregate grant date fair value of the stock option awards granted during 2021. These amounts have been computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of this amount are described in the Company’s Form 10-K filing for the year ended December 31, 2021. This amount does not reflect the actual economic value that will be realized by the executives upon the vesting of the stock options, the exercise of the stock options, or the sale of the common stock underlying such stock options.

(3)	Ms. Van Hoose joined Dermata in September 2021.

Employment Agreements with Our Named Executive Officers

We are party to employment agreements with each of our Named Executive Officers listed below. Each of these Named Executive Officers are currently party to customary confidentiality and intellectual property assignment agreements with us.

Gerald T. Proehl

On December 6, 2021, we entered into an employment agreement with Mr. Proehl. Under the terms of the Proehl Agreement, Mr. Proehl holds the position of President and Chief Executive Officer and receives a base salary of $350,000 annually. In addition, Mr. Proehl is eligible to receive an annual bonus, with a target amount equal to 50% of Mr. Proehl’s base salary. The actual amount of each annual bonus will be based upon the level of achievement of certain of our corporate objectives and Mr. Proehl’s individual objectives, in each case, as established by the Company and Mr. Proehl for the calendar year with respect to which the annual bonus relates. The determination of the level of achievement of the corporate objectives and Mr. Proehl’s individual performance objectives for a year shall be made by us in our reasonable discretion. In addition, Mr. Proehl is eligible to receive, from time to time, equity awards under our existing equity incentive plan, or any other equity incentive plan we may adopt in the future, and the terms and conditions of such awards, if any, will be determined our board of directors or the Compensation Committee, in their discretion. Mr. Proehl will also be eligible to participate in any executive benefit plan or program we adopt.

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We may terminate Mr. Proehl’s employment at any time without Cause (as that term is defined in the Proehl Agreement) upon four weeks prior written notice to Mr. Proehl. Mr. Proehl may terminate his employment for Good Reason (as that term is defined in the Proehl Agreement) upon 60 days written notice.

If Mr. Proehl’s employment is terminated without Cause or for Good Reason, Mr. Proehl will be entitled to receive (i) his earned but unpaid base salary through the final day of his employment, (ii) expenses reimbursable under the Proehl Agreement incurred on or prior to the last day of his employment, (iii) any amounts or benefits that are vested amounts or benefits that Mr. Proehl is entitled to receive under any of our equity compensation plans (clauses (i) through (iii) collectively, the Accrued Obligations), (iv) severance payments equal to 12 months of Mr. Proehl’s base salary (to be paid in a lump sum on the next regular payroll date within 60 days of Mr. Proehl’s termination), (v) a pro-rated payment equal to the annual bonus the Board determines is due, and (vi) if elected, we will reimburse Mr. Proehl for certain COBRA health benefits for 12 months.

Notwithstanding the above, if Mr. Proehl’s employment is terminated without Cause or he resigns for Good Reason either within three months immediately preceding or within one year after a Change of Control (as defined in the 2021 Plan), Mr. Proehl will receive (i) the Accrued Obligations, (ii) severance payments equal to 18 months of Mr. Proehl’s base salary (to be paid in a lump sum on the next regular payroll date within 60 days of Mr. Proehl’s termination), (iii) the targeted annual bonus amount the Board determines is due to Mr. Proehl, (iv) if elected, we will reimburse Mr. Proehl for certain COBRA health benefits for 18 months, and (v) Mr. Proehl will be deemed to be fully vested in all of his outstanding equity awards as of the date of his termination.

If Mr. Proehl’s employment is terminated with Cause or without Good Reason, he will be entitled to receive (i) his earned but unpaid base salary through the final day of his employment, (ii) expenses reimbursable under the employment agreement incurred on or prior to the last day of his employment, and (iii) any amounts or benefits that are vested amounts or benefits that Mr. Proehl is entitled to receive under any of our equity compensation plans.

We may terminate Mr. Proehl’s employment at any time for Cause upon written notice to Mr. Proehl. Mr. Proehl may voluntarily terminate his employment at any time without Good Reason upon four weeks prior written notice.

Kyri K. Van Hoose

On November 19, 2021, we entered into an employment agreement with Ms. Van Hoose, which was subsequently amended on January 1, 2022 (as amended, the Van Hoose Agreement). Under the terms of the Van Hoose Agreement, she holds the position of Senior Vice President and Chief Financial Officer and receives a base salary of $300,000 annually. In addition, Ms. Van Hoose is eligible to receive an annual bonus, with a target amount equal to forty percent (40%) of Ms. Van Hoose’s base salary. The actual amount of each annual bonus will be based upon the level of achievement of our corporate objectives and Ms. Van Hoose’s individual objectives, in each case, as established by us and Ms. Van Hoose for the calendar year with respect to which the annual bonus relates. The determination of the level of achievement of the corporate objectives and the Ms. Van Hoose’s individual performance objectives for a year shall be made by us in our reasonable discretion. In addition, pursuant to the terms of her employment agreement, Ms. Van Hoose is eligible to receive, from time to time, equity awards under our existing equity incentive plan, or any other equity incentive plan we may adopt in the future, and the terms and conditions of such awards, if any, will be determined by our board of directors or Compensation Committee, in their discretion. Ms. Van Hoose is also eligible to participate in any executive benefit plan or program we adopt.

We may terminate Ms. Van Hoose’s employment at any time without Cause (as that term is defined in Ms. Van Hoose’s employment agreement) upon two weeks prior written notice to Ms. Van Hoose. Ms. Van Hoose may terminate her employment for Good Reason (as that term is defined in Ms. Van Hoose’s employment agreement) upon 60 days written notice to us, upon which notice we have 30 days to cure the conditions that Ms. Van Hoose considers to be Good Reason, subject to certain conditions set forth in her employment agreement.

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If Ms. Van Hoose’s employment is terminated without Cause or for Good Reason, Ms. Van Hoose will be entitled to receive (i) the Accrued Obligations, (iv) severance payments equal to nine months of Ms. Van Hoose’s base salary (to be paid in a lump sum on the next regular payroll date within 60 days of Ms. Van Hoose’s termination), (v) the targeted annual bonus amount the Board determines is due to Ms. Van Hoose, and (vi) if elected, the Company will reimburse Ms. Van Hoose for certain COBRA health benefits for nine months.

Notwithstanding the above, if Ms. Van Hoose’s employment is terminated without Cause or she resigns for Good Reason either within three months immediately preceding or within one year after a Change of Control (as defined in the 2021 Plan), Ms. Van Hoose will receive (i) the Accrued Obligations, (ii) severance payments equal to 12 months of Ms. Van Hoose’s base salary (to be paid in a lump sum on the next regular payroll date within 60 days of Ms. Van Hoose’s termination), (iii) the targeted annual bonus amount the Board determines is due to Ms. Van Hoose, (iv) if elected, the Company will reimburse Ms. Van Hoose for certain COBRA health benefits for 12 months, and (v) Ms. Van Hoose will be deemed to be fully vested in all of her outstanding equity awards as of the date of her termination.

If Ms. Van Hoose’s employment is terminated with Cause or without Good Reason, she is entitled to receive (i) her earned but unpaid base salary through the final day of her employment, (ii) expenses reimbursable under the employment agreement incurred on or prior to the last day of her employment, and (iii) any amounts or benefits that are vested amounts or benefits that Ms. Van Hoose is entitled to receive under any of our equity compensation plans.

We may terminate Ms. Van Hoose’s employment at any time for Cause upon written notice to Ms. Van Hoose. Ms. Van Hoose may voluntarily terminate her employment at any time without Good Reason upon two weeks prior written notice to us.

Christopher J. Nardo, Ph.D.

On August 17, 2021, we entered into an employment agreement with Dr. Nardo, which was subsequently amended on December 6, 2021 and January 1, 2022 (as amended, the Nardo Agreement). Under the terms of the Nardo Agreement, he holds the position of Senior Vice President, Development and receives a base salary of $280,000 annually. In addition, Dr. Nardo is eligible to receive an annual bonus, with a target amount equal to forty percent (40%) of Dr. Nardo’s base salary. The actual amount of each annual bonus will be based upon the level of achievement of our corporate objectives and Dr. Nardo’s individual objectives, in each case, as established by us and Dr. Nardo for the calendar year with respect to which the annual bonus relates. The determination of the level of achievement of the corporate objectives and the Dr. Nardo’s individual performance objectives for a year shall be made by us in our reasonable discretion. In addition, pursuant to the terms of his employment agreement, Dr. Nardo is eligible to receive, from time to time, equity awards under our existing equity incentive plan, or any other equity incentive plan we may adopt in the future, and the terms and conditions of such awards, if any, will be determined by our board of directors or Compensation Committee, in their discretion. Dr. Nardo is also eligible to participate in any executive benefit plan or program we adopt.

We may terminate Dr. Nardo’s employment at any time without Cause (as that term is defined in Dr. Nardo’s employment agreement) upon two weeks prior written notice to Dr. Nardo. Dr. Nardo may terminate his employment for Good Reason (as that term is defined in Dr. Nardo’s employment agreement) upon 60 days written notice to us, upon which notice we have 30 days to cure the conditions that Dr. Nardo considers to be Good Reason, subject to certain conditions set forth in his employment agreement.

If Dr. Nardo’s employment is terminated without Cause or for Good Reason, Dr. Nardo will be entitled to receive (i) the Accrued Obligations, (iv) severance payments equal to nine months of Dr. Nardo’s base salary (to be paid in a lump sum on the next regular payroll date within 60 days of Dr. Nardo’s termination), (v) the targeted annual bonus amount the Board determines is due to Dr. Nardo, and (vi) if elected, the Company will reimburse Dr. Nardo for certain COBRA health benefits for nine months.

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Notwithstanding the above, if Dr. Nardo’s employment is terminated without Cause or he resigns for Good Reason either within three months immediately preceding or within one year after a Change of Control (as defined in the 2021 Plan), Dr. Nardo will receive (i) the Accrued Obligations, (ii) severance payments equal to 12 months of Dr. Nardo’s base salary (to be paid in a lump sum on the next regular payroll date within 60 days of Dr. Nardo’s termination), (iii) the targeted annual bonus amount the Board determines is due to Dr. Nardo, (iv) if elected, the Company will reimburse Dr. Nardo for certain COBRA health benefits for 12 months, and (v) Dr. Nardo will be deemed to be fully vested in all of his outstanding equity awards as of the date of his termination.

If Dr. Nardo’s employment is terminated with Cause or without Good Reason, he is entitled to receive (i) his earned but unpaid base salary through the final day of his employment, (ii) expenses reimbursable under the employment agreement incurred on or prior to the last day of his employment, and (iii) any amounts or benefits that are vested amounts or benefits that Dr. Nardo is entitled to receive under any of our equity compensation plans.

We may terminate Dr. Nardo’s employment at any time for Cause upon written notice to Dr. Nardo. Dr. Nardo may voluntarily terminate his employment at any time without Good Reason upon two weeks prior written notice to us.

Outstanding Equity Awards at Fiscal Year End

The following table summarizes, for each of the named executive officers, the number of shares of common stock underlying outstanding stock options held as of December 31, 2021.

	Number of Securities Underlying Unexercised Options		Option Exercise	Option Expiration	Vesting
Name	Exercisable	Unexercisable	Price	Date	Schedule

Gerald T. Proehl	3,434	7,493	$6.31	03/31/26	(1)
	11,178	37,602	6.31	03/31/26	(2)
	9,552	204	5.74	03/31/31	(3)
	7,317	2,439	5.74	03/31/31	(4)
	18,926	18,926	5.74	03/31/31	(5)
	49,462	-	5.74	03/31/31	(6)

Kyri K. Van Hoose	6,250	68,750	5.39	08/31/31	(7)

Christopher J. Nardo, Ph.D.	2,439	-	5.74	03/31/31	(8)
	5,969	128	5.74	03/31/31	(3)
	4,572	1,525	5.74	03/31/31	(4)
	12,195	12,195	5.74	03/31/31	(5)
	1,585	-	5.74	03/31/31	(6)
	5,589	18,801	5.74	03/31/31	(2)

(1)	This stock option award was granted March 31, 2021. The stock option vests in 35 equal monthly installments commencing January 11, 2021.
(2)	This stock option award was granted March 31, 2021. The stock option vests in 48 equal monthly installments commencing January 1, 2021.
(3)	This stock option award was granted March 31, 2021. The stock option vests in 48 equal monthly installments commencing January 1, 2018.
(4)	This stock option award was granted March 31, 2021. The stock option vests in 48 equal monthly installments commencing December 19, 2018.
(5)	This stock option award was granted March 31, 2021. The stock option vests in 48 equal monthly installments commencing December 11, 2019
(6)	This stock option award was granted March 31, 2021 and was fully vested at issuance.
(7)	This stock option award was granted September 1, 2021. The stock option vests in 48 equal monthly installments commencing September 1, 2021.
(8)	This stock option award was granted on March 31, 2021 and is fully vested. The stock option vested in 48 equal monthly installments commencing September 1, 2017.

We did not engage in any repricings or other modifications or cancellations to any of our named executive officers’ outstanding option awards during the year ended December 31, 2021.

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DIRECTOR COMPENSATION

Director Compensation Table – 2021

The following table sets forth information concerning the compensation paid to certain of our non-employee directors during 2021.

Name	Fees Earned or Paid in Cash ($)(1)	Option Awards ($) (2)		Total
David Hale	$27,188	$81,126	(3)	$108,314
Wendell Wierenga, Ph.D.	18,750	81,126	(3)	99,876
Kathleen Scott	20,625	42,280	(4)	62,905
Steven J. Mento, Ph.D.	19,219	42,280	(4)	61,499
Mary Fisher	17,813	42,280	(4)	60,093
Andrew Sandler, M.D.	18,281	42,280	(4)	60,561
Brittany Bradrick	--	--		--

(1)	Board of Director fees earned or paid in cash were for calendar year 2021, representing fees earned by our Directors since our IPO in August 2021.
(2)

In accordance with SEC rules, this column reflects the aggregate grant date fair value of the stock option awards granted during 2021. These amounts have been computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of this amount are described in the notes to our financial statements included in the Company’s Form 10-K for the year ended December 31, 2021. This amount does not reflect the actual economic value that will be realized by the Directors upon the vesting of the stock options, the exercise of the stock options, or the sale of the common stock underlying such stock options.

(3)

Mr. Hale and Dr. Wierenga served as Directors prior to our IPO in August 2021. As part of their compensation for prior Board service, Mr. Hale and Dr. Wierenga received stock option grants on March 31, 2021.

(4)	These stock option awards were granted on August 17, 2021, with a vesting schedule of 1/12th vesting monthly.

Director Compensation Policy

We have adopted a compensation policy pursuant to which our non-employee board members receive $40,000 per year ($60,000 for Lead Director), each member of the Audit Committee receives $7,500 per year ($15,000 for the Chair), each member of the Compensation Committee receives $5,000 per year ($10,000 for the Chair), and each member of the Nominating and Corporate Governance Committee receives $4,000 per year ($8,000 for the Chair). Any compensation to be paid under this policy may be made in cash or restricted stock units at the election of each board member which must be made in the prior calendar year. As part of this director compensation policy, our directors may elect to receive their annual compensation (i) 100% in restricted stock units, (ii) 50% in cash and 50% in restricted stock units, or (iii) 100% in cash. To the extent any of our directors elect to receive any of their compensation in restricted stock units, such restricted stock units will not be subject to any vesting term. This policy is applicable for fiscal years commencing on January 1, 2022.

We have also adopted an equity compensation policy pursuant to which board members shall automatically be granted stock options to purchase 10,000 shares of our common stock upon joining the board of directors, and on January 1 of each year, each then serving non-employee director shall be automatically granted stock options to purchase 5,000 shares of our common stock. These stock options shall have a term of ten years and shall have an exercise price equal to 100% of the fair market value of a share of common stock on the date of grant. All options to be granted under this policy will be granted pursuant to our 2021 Plan.

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Equity Compensation Plan Information

2021 Equity Incentive Plan

General

On March 24, 2021, our board of directors and stockholders adopted the Dermata Therapeutics, Inc. 2021 Omnibus Equity Incentive Plan (the “2021 Plan”) which provides for the grant of incentive stock options and non-qualified stock options to purchase shares of our common stock and other types of awards. On June 29, 2021, our board of directors and stockholders approved an amendment to the 2021 Plan to increase the aggregate number of shares of common stock available for issuance in connection with options and other awards granted under the 2021 Plan. The general purpose of the 2021 Plan is to provide a means whereby eligible employees, officers, non-employee directors and other individual service providers develop a sense of proprietorship and personal involvement in our development and financial success, and to encourage them to devote their best efforts to our business, thereby advancing our interests and the interests of our stockholders. By means of the 2021 Plan, we seek to retain the services of such eligible persons and to provide incentives for such persons to exert maximum efforts for our success and the success of our subsidiaries.

The following table provides information with respect to our compensation plans under which equity compensation was authorized as of December 31, 2021.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Plan category	(a)	(b)	(2)
Equity compensation plans approved by security holders(1)	3,614,856	$7.07	1,125,014
Equity compensation plans not approved by security holders	—	$—	—
Total	3,614,856	7.07	1,125,014

(1)	The amounts shown in this row include securities under the 2021 Plan.

(2)

In accordance with the “evergreen” provision in the 2021 Plan, an additional 83,286 shares were automatically made available for issuance on the first day of 2022, which represents 1% of the number of shares outstanding on December 31, 2021; these shares are excluded from this calculation.

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REPORT OF THE AUDIT COMMITTEE*

The undersigned members of the Audit Committee of the Board of Directors of Dermata Therapeutics, Inc. (the “Company”) submit this report in connection with the committee’s review of the financial reports for the fiscal year ended December 31, 2021 as follows:

1.	The Audit Committee has reviewed and discussed with management the audited financial statements for the Company for the fiscal year ended December 31, 2021.
2.

The Audit Committee has discussed with representatives of Mayer Hoffman McCann P.C., the independent registered public accounting firm, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Commission.

3.

The Audit Committee has discussed with Mayer Hoffman McCann P.C., the independent registered public accounting firm, the auditors’ independence from management and the Company has received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board.

In addition, the Audit Committee considered whether the provision of non-audit services by Mayer Hoffman McCann P.C. is compatible with maintaining its independence. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors has approved) that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 for filing with the Securities and Exchange Commission.

Audit Committee of Dermata Therapeutics, Inc.

Kathleen Scott, Chairwoman

Mary Fisher

Brittany Bradrick

*

The foregoing report of the Audit Committee is not to be deemed “soliciting material” or deemed to be “filed” with the Securities and Exchange Commission (irrespective of any general incorporation language in any document filed with the Securities and Exchange Commission) or subject to Regulation 14A of the Securities Exchange Act of 1934, as amended, or to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent we specifically incorporate it by reference into a document filed with the Securities and Exchange Commission.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of May 12, 2022 by:

●	each of our stockholders who is known by us to beneficially own 5% or more of our common stock;
●	each of our named executive officers;
●	each of our directors; and
●	all of our directors and current officers as a group.

Beneficial ownership is determined based on the rules and regulations of the SEC. A person has beneficial ownership of shares if such individual has the power to vote and/or dispose of shares. This power may be sole or shared and direct or indirect. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of our common stock that are subject to options or warrants held by that person and exercisable as of, or within 60 days of May 12, 2022 are counted as outstanding. These shares, however, are not counted as outstanding for the purposes of computing the percentage ownership of any other person(s). Except as otherwise noted in the footnotes to the table, we believe that each person or entity named in the table has sole voting and investment power with respect to all shares of the Company’s common stock shown as beneficially owned by that person or entity (or shares such power with his or her spouse). Unless indicated below, the address of each individual listed below is c/o Dermata Therapeutics, Inc., 3525 Del Mar Heights Rd., #322, San Diego, CA 92130.

The percentage of the common stock beneficially owned by each person or entity named in the following table is based on 9,227,214 shares of common stock issued and outstanding as of May 12, 2022 plus any shares issuable upon exercise of options or warrants that are exercisable on or within 60 days after May 12, 2022 held by such person or entity.

Beneficial ownership representing less than 1% is denoted with an asterisk (*).

	Number of Shares		Percentage of Shares
Name of Beneficial Owner (1)	Beneficially Owned (2)		Beneficially Owned

5% of Greater Shareholders
Proehl Investment Ventures LLC	2,933,531	(3)(4)	31.7%
Hale BioPharma Ventures LLC	535,973	(9)(10)	5.8%
Armistice Capital LLC	924,585	(17)	9.9%

Named Executive Officers and Directors other than 5% or Greater Shareholders
Gerald T. Proehl	3,659,547	(3)(4)(5)	37.7%
Christopher J. Nardo, M.P.H., Ph.D.	67,912	(6)	*
Kyri K. Van Hoose	15,625	(7)	*
David Hale	658,292	(8)(9)(10)	7.1%
Wendell Wierenga, Ph.D.	43,206	(11)	*
Kathleen Scott	19,098	(12)	*
Steven J. Mento, Ph.D.	10,833	(13)	*
Mary Fisher	15,864	(14)	*
Andrew Sandler, M.D.	16,023	(15)	*
Brittany Bradrick	9,197	(16)	*
All Directors and Officers as a Group (11 persons)	4,515,597		45.3%

*Less than 1%.

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(1)

Unless noted otherwise, the address of all listed stockholder is 3525 Del Mar Heights Rd., #322 San Diego, CA 92130. Each of the stockholder listed has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

(2)

We have determined beneficial ownership in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, which is generally determined by voting power and/or dispositive power with respect to securities. Unless otherwise noted, the shares of common stock listed above are owned as of the Record Date, and are owned of record by each individual named as beneficial owner and such individual has sole voting and dispositive power with respect to the shares of common stock owned by each of them.

(3)

Gerald T. Proehl, our Chairman and Chief Executive Officer is the Chairman and Chief Executive Officer of Proehl Investment Ventures LLC. Due to Mr. Proehl’s ownership of Proehl Investment Ventures LLC, he may be deemed to have sole voting and dispositive control over the shares of our common stock held by Proehl Investment Ventures LLC. As a result, Mr. Proehl may be deemed to beneficially own the shares of our common stock held by Proehl Investment Ventures LLC.

(4)

Includes (i) 2,905,544 shares of common stock held by Proehl Investment Ventures LLC, (ii) 27,987 shares of common stock issuable upon exercise of warrants held by Proehl Investment Ventures LLC that are exercisable within 60 days of the Record Date.

(5)

Includes (i) 59,512 shares of common stock held by Mr. Proehl, (ii) 318,238 shares of common stock issuable upon exercise of stock options held by Mr. Proehl exercisable within 60 days of the Record Date, (iii) 8,928 shares of common stock held by Mr. Proehl as Trustee of the Megan Proehl Wilder 2020 Irrevocable Trust, (iv) 17,857 shares of common stock held by Mr. Proehl as Trustee of the Allison Taylor Proehl 2020 Irrevocable Trust, (v) 35,767 shares of common stock held by Mr. Proehl as Trustee of the Sean Michael Proehl Irrevocable Trust Dated December 18, 2020, and (vi) 142,857 shares of common stock and warrants to purchase up to 142,857 shares of Common Stock held by Mr. Proehl as Trustee of the Proehl Family Trust. Does not include 150,422 shares of common stock issuable upon exercise of stock options held by Mr. Proehl that are not exercisable within 60 days of the Record Date.

(6)

Includes (i) 25,121 shares of common stock held by Dr. Nardo, (ii) 40,352 shares of common stock issuable upon exercise of stock options held by Dr. Nardo exercisable within 60 days of the Record Date, and (iii) 2,439 shares of common stock held by Dr. Nardo as Co-Trustee of the Nardo Family Trust Dated October 3, 2001. Does not include 54,646 shares of common stock issuable upon exercise of stock options held by Dr. Nardo that are not exercisable within 60 days of the Record Date.

(7)

Includes 15,625 shares of common stock issuable upon exercise of stock options held by Ms. Van Hoose exercisable within 60 days of the Record Date. Does not include 89,375 shares of common stock issuable upon exercise of stock options held by Ms. Van Hoose that are not exercisable within 60 days of the Record Date.

(8)

David Hale, our Lead Director, is the Chairman and Chief Executive Officer of Hale BioPharma Ventures LLC. Due to Mr. Hale’s control of Hale BioPharma Ventures LLC, he may be deemed to have sole voting and dispositive control over the shares of our common stock held by Hale BioPharma Ventures LLC. As a result, Mr. Hale may be deemed to beneficially own the shares of our common stock held by Hale BioPharma Ventures LLC.

(9)

Includes (i) 532,925 shares of common stock held by Hale BioPharma Ventures LLC, and (ii) 3,048 shares of common stock held by Hale BioPharma Ventures LLC issuable upon exercise of warrants exercisable within 60 days of the Record Date.

(10)

Includes (i) 3,658 shares of common stock held by Mr. Hale, (ii) 19,572 shares of common stock issuable upon exercise of stock options held by Mr. Hale exercisable within 60 days of the Record Date, (iii) 15,466 restricted stock units held by Mr. Hale, (iv) 12,195 shares of common stock held by a limited partnership of which Mr. Hale serves as the General Partner and as such, has voting and dispositive control over the shares of common stock, and (v) 35,714 shares of common stock and warrants to purchase up to 35,714 shares of Common Stock held by Mr. Hale as Trustee of the Hale Family Trust. Does not include 2,500 shares of common stock issuable upon exercise of stock options held by Mr. Hale that are not exercisable within 60 days of the Record Date.

(11)

Includes (i) 13,041 shares of common stock held by Dr. Wierenga,  (ii) 19,572 shares of common stock issuable upon exercise of stock options held by Dr. Wierenga exercisable within 60 days of the Record Date, and (iii) 10,593 restricted stock units held by Mr. Hale. Does not include 2,500 shares of common stock issuable upon exercise of stock options that are not exercisable within 60 days of the Record Date.

(12)

Includes (i) 2,439 shares of common stock held by Ms. Scott as Trustee of the Scott 2008 Trust dated 3/28/08, (ii) 10,833 shares of common stock issuable upon exercise of stock options held by Ms. Scott exercisable within 60 days of the Record Date, and (iii) 5,826 restricted stock units held by Ms. Scott. Does not include 4,167 shares of common stock issuable upon exercise of stock options that are not exercisable within 60 days of the Record Date.

(13)

Includes 10,833 shares of common stock issuable upon exercise of stock options held by Dr. Mento exercisable within 60 days of the Record Date. Does not include 4,167 shares of common stock issuable upon exercise of stock options held by Dr. Mento that are not exercisable within 60 days of the Record Date.

(14)

Includes (i) 10,833 shares of common stock issuable upon exercise of stock options held by Ms. Fisher exercisable within 60 days of the Record Date and (ii) 5,031 restricted stock units held by Ms. Fisher. Does not include 4,167 shares of common stock issuable upon exercise of stock options held by Ms. Fisher that are not exercisable within 60 days of the Record Date.

(15)

Includes (i) 10,833 shares of common stock issuable upon exercise of stock options held by Dr. Sandler exercisable within 60 days of the Record Date, and (ii) 5,190 restricted stock units held by Dr. Sandler. Does not include 4,167 shares of common stock issuable upon exercise of stock options held by Dr. Sandler that are not exercisable within 60 days of the Record Date.

(16)

Includes (i) 4,166 shares of common stock issuable upon exercise of stock options held by Ms. Bradrick exercisable within 60 days of the Record Date and (ii) 5,031 restricted stock units held by Ms. Bradrick. Does not include 5,834 shares of common stock issuable upon exercise of stock options held by Ms. Bradrick that are not exercisable within 60 days of the Record Date.

(17)

Consists of (i) 898,585 shares of common stock, (ii) warrants to purchase up to 325,000 shares of common stock (the “IPO Warrants”), (iii) Pre-funded Warrants to purchase up to 2,875,000 shares of common stock and (iv) Common Warrants to purchase up to 3,773,585 shares of Common Stock. The IPO Warrants, the Pre-Funded Warrants and the Common Warrants are directly held by the Master Fund. The exercise of the IPO Warrants and the Common Warrants are subject to a 4.99% beneficial ownership limitation and the exercise of the Pre-Funded Warrants are subject to a 9.99% beneficial ownership limitation, which prohibit the Master Fund from exercising any portion of those warrants to the extent that, following such exercise, the Master Fund would own a number of our shares of common stock exceeding the applicable beneficial ownership limitation. The securities may be deemed to be indirectly beneficially owned by (i) Armistice Capital, LLC (“Armistice”), as the investment manager of the Master Fund; and (ii) Steven Boyd, as the Managing Member of Armistice. Armistice and Steven Boyd disclaim beneficial ownership of the reported securities except to the extent of their respective pecuniary interest therein. The address of Armistice Capital Master Fund Ltd. is c/o Armistice Capital, LLC, 510 Madison Avenue, 7th Floor, New York, NY 10022.

Transactions with Related Persons

The following is a description of transactions since January 1, 2019 to which we have been a participant in which the amount involved exceeded or will exceed $120,000, and in which any of our directors, executive officers or holders of more than 5% of our voting securities, or any members of their immediate family, had or will have a direct or indirect material interest, other than compensation arrangements with our Named Executive Officers which are described under “Executive Compensation.”

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Participation in Initial Public Offering

The Proehl Family Trust, an entity affiliated with Gerald T. Proehl, purchased 142,857 units in our initial public offering at a price of $7.00 per unit for an aggregate purchase price of $1,000,000, and the Hale Family Trust, an entity affiliated with David Hale, purchased 35,714 units at a price of $7.00 per unit for an aggregate purchase price of $250,000 in our initial public offering. Each unit sold in our initial public offering was comprised of one share of our common stock and one warrant to purchase one share of common stock. The warrants are exercisable at $7.00 per share and expire on August 17, 2026.

Sean Proehl

Sean Proehl, the son of Gerald T. Proehl, our Chief Executive Officer, is currently employed as our Senior Director, Legal & Business Development. Mr. Sean Proehl receives a salary of $160,000 a year. In addition, Mr. Sean Proehl is eligible to receive, from time to time, equity awards under our existing equity incentive plan, or any other equity incentive plan we may adopt in the future, and the terms and conditions of such awards, if any, will be determined by our board of directors or Compensation Committee, in their discretion.

Sales of Preferred Units

In March 2021, we issued an aggregate of 686,742 Series 1d Preferred Units at $0.83 per unit for gross proceeds of approximately $570,000. Proehl Investment Ventures, LLC, Allison Taylor Proehl 2020 Irrevocable Trust, Meghan Proehl Wilder 2020 Irrevocable Trust and Sean Michael Proehl Irrevocable Trusts Dated December 18, 2020 purchased 307,228, 120,481, 60,240 and 120,481 Series 1d Preferred Units, respectively. Mr. Proehl, our President and Chief Executive Officer and the Chairman of the board of directors, is the managing member of Proehl Investment Ventures, LLC and the trustee of Allison Taylor Proehl 2020 Irrevocable Trust, Meghan Proehl Wilder 2020 Irrevocable Trust and Sean Michael Proehl Irrevocable Trusts Dated December 18, 2020. The shares of Series 1d Preferred Stock held by Mr. Proehl (in the aggregate), automatically converted into 90,203 shares of common stock upon the completion of our initial public offering, at a conversion price equal to $5.60 (80% of the initial offering price).

LLC Conversion

In March 2021, in connection with the conversion of Dermata Therapeutics, LLC into a Delaware corporation, Proehl Investment Ventures, LLC received an aggregate of 35,791,829 shares of our preferred stock, warrants exercisable for 573,750 shares of our preferred stock with an exercise price of $1.00 per share, 917,317 shares of our common stock, and Hale BioPharma Ventures, LLC received an aggregate of 5,089,162 shares of our then-outstanding preferred stock, warrants exercisable for 62,500 shares of our then-outstanding preferred stock with an exercise price of $1.00 per share and 254,634 shares of our common stock. Mr. Hale, a member of the board of directors, is the managing member of Hale BioPharma Ventures, LLC.

Stockholders’ Agreement

On March 24, 2021, in connection with the conversion of Dermata Therapeutics, LLC into a Delaware corporation, we entered into a Stockholders’ Agreement (as amended, the Stockholders’ Agreement) with all of our then-existing stockholders, including Proehl Investment Ventures, LLC and Hale BioPharma Ventures, LLC. The Stockholders’ Agreement among other things, provided for certain restrictions on transfer of our shares of capital stock, set forth agreements and understandings with respect to how shares of our capital stock held by the stockholders party thereto would be voted on, or tendered in connection with, an acquisition of the Company and provided for certain voting rights with respect to the election of directors. The Stockholders’ Agreement automatically terminated upon the completion of our initial public offering.

Convertible Note Financing

In July 2020, we held the first closing of the sale of certain subordinated convertible promissory notes (or, the Notes) for an aggregate principal amount of $2,330,000, including $500,000 from Proehl Investment Ventures, LLC. In October 2020, we held the second closing of the Notes for an aggregate principal amount of $670,000, including $420,000 from Proehl Investment Ventures, LLC. In February 2021, we held the third closing of the Notes for an aggregate principal amount of $1,556,000, including $825,000 from Proehl Investment Ventures, LLC, $100,000 from the Proehl Family Trust and $250,000 Hale BioPharma Ventures, LLC.

On March 15, 2021, we completed the conversion of $4,391,000 of principal amount of the Notes into 5,379,247 Series 1d Preferred Units. At that time Proehl Investment Ventures, LLC, Sean Michael Proehl Irrevocable Trusts Dated December 18, 2020 and Hale BioPharma Ventures, LLC held an aggregate principal amount of $1,745,000, $100,000 and $250,000 of Notes, respectively. Mr. Proehl, our President and Chief Executive Officer and a member of the board of directors, is the managing member of Proehl Investment Ventures, LLC and the trustee of Sean Michael Proehl Irrevocable Trusts Dated December 18, 2020. Mr. Hale, a member of the board of directors, is the managing member of Hale BioPharma Ventures, LLC. In addition, Wendell Wierenga, Ph.D., a member of our board of directors, held $45,000 principal amount of the Notes. Each of Messrs. Proehl and Hale and Dr. Wierenga converted their aggregate principal amounts of Notes into Series 1d Preferred Units on March 15, 2021, which units were subsequently converted into shares of our Series 1d Preferred Stock in connection with our conversion to a Delaware corporation. The shares of Series 1d Preferred Stock that were converted from the Notes held by Messrs. Proehl and Hale and Dr. Wierenga were automatically converted into 333,494, 44,777 and 8,136 shares of common stock, respectively, upon the completion of our initial public offering, at a conversion price equal to $5.60 (80% of the initial offering price in our initial public offering).

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The Notes had an interest rate of 4.0% per annum, were unsecured, had a maturity date of December 31, 2021 and provided for conversion into our common stock upon the earlier of (i) qualified Series A Financing (as defined in the Notes) which resulted in aggregate gross proceeds to the Company of at least ten million dollars ($10,000,000), or (ii) the closing of our initial public offering. Upon the completion of our initial public offering, the aggregate principal amount and all accrued but unpaid interest on the Notes automatically converted into an aggregate of 32,219 shares of our common stock at a conversion price of $5.60 per share (which was 80% of the initial offering price).

Indemnification of Officers and Directors

We have entered into indemnification agreements with each of our current directors and executive officers. These agreements require us to indemnify these individuals to the fullest extent permitted under Delaware law against liabilities that may arise by reason of their service to us, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. We also intend to enter into indemnification agreements with our future directors and executive officers.

Policies and Procedures for Related Party Transactions:

Our Board of Directors has adopted a written related person transaction policy setting forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we were or are to be a participant, where the amount involved exceeds the lesser of $120,000 or 1% of the average of our total assets as of December 31, 2021 and 2020 and a related person had, has or will have a direct or indirect material interest, including without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person. In reviewing and approving any such transactions, our Audit Committee is tasked with considering all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction and the extent of the related person’s interest in the transaction. All of the transactions described in this section occurred prior to the adoption of this policy.

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PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF MAYER HOFFMAN MCCANN P.C. AS

OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2022

The Audit Committee has reappointed Mayer Hoffman McCann P.C. as our independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2022 and has further directed that management submit their selection of independent registered public accounting firm for ratification by our stockholders at the Annual Meeting. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as public registered accounting firm.

Principal Accountant Fees and Services

The following table summarizes the fees paid for professional services rendered by Mayer Hoffman McCann P.C., our independent registered public accounting firm and its associated entity CBIZ, Inc., for each of the last two fiscal years:

Fee Category	2021	2020

Audit Fees	$436,064	$36,750
Audit-Related Fees	—	—
Tax Fees	78,812	51,622
All Other Fees	—	—
Total Fees	$514,876	$88,372

Audit Fees

Represents fees, including out of pocket expenses, for professional services provided in connection with the audit of our annual audited financial statements, the review of our quarterly financial statements and for consents and comfort letters provided in connection with the offerings of our common stock. Substantially all of MHM’s personnel, who work under the control of MHM shareholders, are employees of wholly owned subsidiaries of CBIZ, Inc., which provides personnel and various services to MHM in an alternative practice structure.

Tax Fees

Tax fees were principally for services related to tax preparation and filing, as well as tax consulting services associated with tax preparation and filings billed by CBIZ, Inc.

Procedures for Approval of Fees

Our Audit Committee has established a policy governing our use of the services of our independent registered public accounting firm. Under this policy, our Audit Committee is required to pre-approve all audit and non-audit services performed by our independent registered public accounting firm in order to ensure that the provision of such services does not impair the public accountants’ independence. All fees paid to Mayer Hoffman McCann, P.C. for our fiscal year ended December 31, 2021 were pre-approved by our Board of Directors and/or Audit Committee.

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Attendance at Annual Meeting

Representatives of Mayer Hoffman McCann P.C. will be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions from stockholders.

Vote Required

The affirmative vote of the holders of shares of common stock having a majority in voting power of the votes cast by the holders of all of the shares of common stock present or represented at the meeting is required to approve this Proposal 2. Abstentions, if any, will not affect the outcome of the vote on this Proposal 2.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

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PROPOSAL 3: APPROVAL OF AN AMENDMENT TO OUR AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION TO INCREASE OUR AUTHORIZED SHARES OF COMMON STOCK FROM 90,000,000 TO 250,000,000

Our Board has approved, subject to stockholder approval, an amendment to our Amended and Restated Certificate of Incorporation to increase our authorized shares of common stock from 90,000,000 to 250,000,000. The increase in our authorized shares of common stock will become effective upon the filing of an amendment to our Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. If the amendment to our Amended and Restated Certificate of Incorporation to increase our authorized shares of common stock is approved by stockholders at the Annual Meeting, we intend to file the amendment to our Amended and Restated Certificate of Incorporation as soon as practicable following the Annual Meeting. Our Board of Directors reserves the right, notwithstanding stockholder approval of the amendment to our Amended and Restated Certificate of Incorporation and without further action by our stockholders, not to proceed with the amendment to our Amended and Restated Certificate of Incorporation at any time before it becomes effective.

The form of the certificate of amendment to our Amended and Restated Certificate of Incorporation is set forth as Appendix A to this proxy statement (subject to any changes required by applicable law).

Outstanding Shares and Purpose of the Proposal

Our existing Amended and Restated Certificate of Incorporation currently authorizes us to issue a maximum of 90,000,000 shares of common stock, par value $0.0001 per share, and 10,000,000 shares of preferred stock, $0.0001 par value per share. As of the Record Date, we had no shares of preferred stock issued and outstanding and the amendment of our Amended and Restated Certificate of Incorporation will not affect the number of authorized shares of preferred stock. We currently have 20,827,526 shares of common stock either issued and outstanding or reserved for future issuance as follows:

●	9,227,214 shares of common stock issued and outstanding;

●	9,868,813 shares of common stock issuable upon the exercise of warrants outstanding;

●	1,001,326 shares of common stock issuable upon the exercise of options outstanding;

●	47,137 shares of common stock issuable pursuant to restricted stock units outstanding; and

●	683,036 shares of common stock reserved for future grants, awards, and issuances under our current equity compensation plan.

The approval of the amendment to our Amended and Restated Certificate of Incorporation to increase our authorized shares of common stock is important for our ongoing business. Our Board of Directors believes it would be prudent and advisable to have the additional shares available to provide additional flexibility regarding the potential use of shares of common stock for business and financial purposes in the future. Having an increased number of authorized but unissued shares of common stock would allow us to take prompt action with respect to corporate opportunities that develop, without the delay and expense of convening a special meeting of stockholders for the purpose of approving an increase in our authorized shares. The additional shares could be used for various purposes without further stockholder approval. These purposes may include: (i) raising capital, if we have an appropriate opportunity, through offerings of common stock or securities that are convertible into common stock; (ii) expanding our business through potential strategic transactions, including mergers, acquisitions, licensing transactions and other business combinations or acquisitions of new product candidates or products; (iii) establishing strategic relationships with other companies; (iv) exchanges of common stock or securities that are convertible into common stock for other outstanding securities; (v) providing equity incentives pursuant to our 2021 Plan, or another plan we may adopt in the future, to attract and retain employees, officers or directors; and (vi) other general corporate purposes. We intend to use the additional shares of common stock that will be available to undertake any such issuances described above. Because it is anticipated that our directors and executive officers will be granted additional equity awards under our 2021 Plan, or another plan we adopt in the future, they may be deemed to have an indirect interest in the amendment to our Amended and Restated Certificate of Incorporation to increase our authorized shares of common stock, because absent the amendment to our Amended and Restated Certificate of Incorporation to increase our authorized shares of common stock, we may not have sufficient authorized shares to grant such awards.

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The increase in authorized shares of our common stock pursuant to the amendment to our Amended and Restated Certificate of Incorporation will not have any immediate effect on the rights of existing stockholders. However, because the holders of our common stock do not have any preemptive rights, future issuance of shares of common stock or securities exercisable for or convertible into shares of common stock could have a dilutive effect on our earnings per share, book value per share, and voting rights of stockholders and could have a negative effect on the price of our common stock.

Disadvantages to an increase in the number of authorized shares of common stock may include:

●	Stockholders may experience further dilution of their ownership.

●

Stockholders will not have any preemptive or similar rights to subscribe for or purchase any additional shares of common stock that may be issued in the future, and therefore, future issuances of common stock, depending on the circumstances, will have a dilutive effect on the earnings per share, voting power and other interests of our existing stockholders.

●

The additional shares of common stock for which authorization is sought in this proposal would be part of the existing class of common stock and, if and when issued, would have the same rights and privileges as the shares of common stock presently outstanding.

●

The issuance of authorized but unissued stock could be used to deter a potential takeover of us that may otherwise be beneficial to stockholders by diluting the shares held by a potential suitor or issuing shares to a stockholder that will vote in accordance with the Board of Directors’ desires. A takeover may be beneficial to independent stockholders because, among other reasons, a potential suitor may offer such stockholders a premium for their shares of stock compared to the then-existing market price. We do not have any plans or proposals to adopt provisions or enter into agreements that may have material anti-takeover consequences.

We have no specific plan, commitment, arrangement, understanding or agreement, either oral or written, regarding the issuance of common stock after this proposed increase in the number of authorized shares at this time, and we have not allocated any specific portion of the proposed increase in the authorized number of shares to any particular purpose. However, we have in the past conducted certain public and private offerings of common stock, warrants, and we will continue to require additional capital in the near future to fund our operations. As a result, it is foreseeable that we will seek to issue such additional shares of common stock in connection with any such capital raising activities, or any of the other activities described above. The Board of Directors does not intend to issue any common stock or securities convertible into common stock except on terms that the Board of Directors deems to be in the best interests of us and our stockholders. We are therefore requesting our stockholders approve this proposal to amend our Amended and Restated Certificate of Incorporation to increase the authorized shares of common stock.

Vote Required

The affirmative vote of a majority of the shares of common stock outstanding as of the Record Date and entitled to vote at the Annual Meeting will be required to approve this Proposal 3. Abstentions, if any, with respect to this proposal will be counted for purposes of establishing a quorum and, if a quorum is present, any abstentions, if any, will have the same practical effect as a vote against this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF AN AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE OUR AUTHORIZED SHARES OF COMMON STOCK FROM 90,000,000 to 250,000,000.

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STOCKHOLDER PROPOSALS

Stockholder Proposals for 2023 Annual Meeting

Any stockholder proposals submitted for inclusion in our proxy statement and form of proxy for our 2023 Annual Meeting of Stockholders in reliance on Rule 14a-8 under the Securities Exchange Act of 1934, as amended must be received by us no later than February 1, 2023 in order to be considered for inclusion in our proxy statement and form of proxy. Such proposal must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. Any such proposal shall be mailed to: Dermata Therapeutics, Inc., 3525 Del Mar Heights Rd., #322, San Diego, CA 92130, Attn.: Secretary.

Director Nominations and Other Business to be Brought Before the 2023 Annual Meeting of Stockholders

Our bylaws state that a stockholder must provide timely written notice of any nominations of persons for election to our Board or any other proposal to be brought before the meeting together with supporting documentation as well as be present at such meeting, either in person or by a representative. For our 2023 Annual Meeting of Stockholders, a stockholder’s notice shall be timely received by us at our principal executive office no later than April 12, 2023 and no earlier than March 13, 2023; provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, notice by the stockholder must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Corporation. Proxies solicited by our Board will confer discretionary voting authority with respect to these nominations or proposals, subject to the SEC’s rules and regulations governing the exercise of this authority. Any such nomination or proposal shall be mailed to: Dermata Therapeutics, Inc., 3525 Del Mar Heights Rd., #322, San Diego, CA 92130, Attn.: Secretary.

In addition, to comply with the SEC’s universal proxy rules (once effective), stockholders who intend to solicit proxies in support of director nominees other than Dermata nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than May 12, 2023.

ANNUAL REPORT

Copies of our Annual Report on Form 10-K (including audited financial statements), as amended, filed with the SEC may be obtained without charge by writing to Dermata Therapeutics, Inc., 3525 Del Mar Heights Rd., #322, San Diego, CA 92130, Attn.: Secretary. A request for a copy of our Annual Report on Form 10-K must set forth a good-faith representation that the requesting party was either a holder of record or a beneficial owner of our common stock on May 12, 2022. Exhibits to the Form 10-K will be mailed upon similar request and payment of specified fees to cover the costs of copying and mailing such materials.

Our audited financial statements for the fiscal year ended December 31, 2021 and certain other related financial and business information are contained in our Annual Report on Form 10-K, which is being made available to our stockholders along with this proxy statement, but which is not deemed a part of the proxy soliciting material.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers, and other nominee record holders may be participating in the practice of “householding” proxy statements. This means that only one copy of this Proxy Statement may have been sent to multiple stockholders in the same household. We will promptly deliver a separate copy of this Proxy Statement to any stockholder upon written or oral request to: Dermata Therapeutics, Inc., 3525 Del Mar Heights Rd., #322, San Diego, CA 92130, Attn.: Secretary, or by phone at (858) 800-2543. Any stockholder who wants to receive a separate copy of this Proxy Statement, or of our proxy statements or annual reports in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the stockholder’s bank, broker, or other nominee record holder, or the stockholder may contact us at the address and phone number above.

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OTHER MATTERS

As of the date of this proxy statement, the Board does not intend to present at the Annual Meeting of Stockholders any matters other than those described herein and does not presently know of any matters that will be presented by other parties. If any other matter requiring a vote of the stockholders should come before the meeting, it is the intention of the persons named in the proxy to vote with respect to any such matter in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with the best judgment of the proxy holder.

By Order of the Board of Directors

/s/ Gerald T. Proehl
Gerald T. Proehl
Chief Executive Officer

June 1, 2022
San Diego, CA

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APPENDIX A

CERTIFICATE OF AMENDMENT OF THE

CERTIFICATE OF INCORPORATION OF

DERMATA THERAPEUTICS, INC.

(A Delaware Corporation)

Pursuant to Section 242 of the General Corporation Law of the State of Delaware, Dermata Therapeutics, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), does hereby certify as follows:

1.

The name of the Corporation is Dermata Therapeutics, Inc. The Corporation was incorporated by the filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware on March 24, 2021 (the “Certificate of Incorporation”).

2.

The Certificate of Incorporation of the Corporation is hereby amended to increase the authorized shares of the Corporation’s common stock by deleting Section A of Article IV, and replacing Section A with the following:

“(A) Classes of Stock. The total number of shares of all classes of capital stock that the Corporation is authorized to issue is two hundred and sixty million (260,000,000) shares which shall be divided into two classes of stock to be designated “Common Stock” and “Preferred Stock”. The total number of shares of Common Stock that the Corporation is authorized to issue is two hundred and fifty million (250,000,000) shares, par value $0.0001 per share. The total number of shares of Preferred Stock that the Corporation is authorized to issue is ten million (10,000,000) shares, par value $0.0001 per share. Subject to the rights of the holders of any series of Preferred Stock, the number of authorized shares of any of the Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of the stock of the Corporation entitled to vote thereon irrespective of the provisions of Section 242(b)(2) of the DGCL, and no vote of the holders of any of the Common Stock or Preferred Stock voting separately as a class shall be required therefor.”

3.

The Board of Directors of the Corporation has duly adopted a resolution pursuant to Section 242 of the General Corporation Law of the State of Delaware setting forth a proposed amendment to the Certificate of Incorporation of the Corporation and declaring said amendment to be advisable. The requisite stockholders of the Corporation have duly approved said proposed amendment in accordance with Section 242 of the General Corporation Law of the State of Delaware.

4.	All other provisions of the Certificate of Incorporation shall remain in full force and effect.

5.	This Certificate of Amendment and the amendment to the Certificate of Incorporation effected hereby shall be effective immediately upon filing.

[SIGNATURE PAGE FOLLOWS]

42

 IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its Chief Executive Officer on this ___ day of ____, 2022.

DERMATA THERAPEUTICS, INC.

Gerald T. Proehl
Chief Executive Officer

43

DERMATA THERAPEUTICS, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS – MONDAY, JULY 11, 2022 AT 9 A.M. PACIFIC TIME
CONTROL ID:
REQUEST ID:

The undersigned stockholder of Dermata Therapeutics, Inc. (the “Company”)  hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement of the Company, each dated on or about June 1, 2022, and hereby appoint Gerald T. Proehl and Kyri K. Van Hoose (the “Proxies”) or any one of them, with full power of substitution and resubstitution, and authority to act in the absence of the other, each as proxies and attorneys-in-fact, to cast all votes that the undersigned is entitled to cast at, and with all powers that the undersigned would possess if personally present at, the 2022 Annual Meeting of Stockholders of the Company, to be held virtually on Monday, July 11, 2022, at 9 a.m. Pacific Time, virtually via live audio webcast at https://agm.issuerdirect.com/drma (please note this link is case sensitive), and at any adjournment or postponement thereof, and to vote all shares of the Company that the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side, and all such other business as may properly come before the meeting. I/we hereby revoke all proxies previously given.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/drma
PHONE:	1-866-752-VOTE(8683)

ANNUAL MEETING OF THE STOCKHOLDERS OF DERMATA THERAPEUTICS, INC.			PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1		→	FOR ALL	AGAINST ALL	FOR ALL EXCEPT
	Election of Directors		☐	☐
	Mary Fisher				☐	CONTROL ID:
	Andrew Sandler, M.D.				☐	REQUEST ID:
Proposal 2		→	FOR	AGAINST	ABSTAIN
	Ratification the appointment of Mayer Hoffman McCann P.C. as the Company's independent registered public accounting firm for the year ending December 31, 2022;		☐	☐	☐
Proposal 3		→	FOR	AGAINST	ABSTAIN
	To approve an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the Company’s authorized shares of common stock from 90,000,000 to 250,000,000.		☐	☐	☐

To consider any other matters that may properly come before the Annual Meeting.

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

This Proxy, when properly executed will be voted as provided above, or if no contrary direction is indicated, it will be voted “For All” in Proposal 1, “For” Proposals 2 and 3, and for all such other business as may properly come before the meeting in the sole determination of the Proxies.

MARK HERE FOR ADDRESS CHANGE   ☐  New Address (if applicable):

____________________________

____________________________

____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2022

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)